As filed with the Securities and Exchange Commission on October 22, 2021

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

Kayne Anderson Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor
Houston, TX 77002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (713) 493-2020

Michael J. O’Neil
KA Fund Advisors, LLC
1800 Avenue of the Stars, Third Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

R. William Burns David A. Hearth Paul Hastings LLP 600 Travis Street, 58th Floor Houston, Texas 77002 (713) 860-7300	Julien Bourgeois Dechert LLP 1900 K Street, N.W. Washington, DC 20006 (202) 261-3300

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit(1)		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	9,700,000	$9.70	(2)	$94,090,000	$8,722.14

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Net asset value per share as of October 21, 2021.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Joint Proxy Statement/Prospectus is organized as follows:

1.	Letter to Shareholders of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”), a Delaware statutory trust and registered closed-end management investment company

2.	Notice of Special Meeting of FMO

3.	Joint Proxy Statement/Prospectus for Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation and registered closed-end management investment company (“KYN”) and FMO

4.	Statement of Additional Information regarding the proposed merger of FMO into KYN

5.	Part C Information

6.	Exhibits

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)
Fiduciary/Claymore Energy Infrastructure Fund (NYSE: FMO)

           , 2021

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Meeting”) of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”) to be held on:

            , 2022

10:00 a.m. Central Time

In light of public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the meeting in person. If your shares in FMO are held by a financial intermediary (such as a broker-dealer or a bank), you will receive information regarding how to instruct your broker or bank to cast your vote and if you wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting FMO’s name, the number of shares you held as of the record date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

At the Meeting, FMO shareholders will be asked to consider and approve a proposal authorizing the combination of FMO and KYN, which will be accomplished as a tax-free merger of FMO into KYN (the “Merger”), and any adjournment or postponement of the Meeting.

The Board of Directors of KYN and the Board of Trustees of FMO each voted unanimously to approve the Merger. The Board of Trustees of FMO believes that the Merger is in the best interest of FMO’s shareholders, and the Board of Trustees of FMO recommends you vote “FOR” the approval of the Merger.

Enclosed with this letter are (i) the formal notice of the Meeting, (ii) the joint proxy statement/prospectus, which gives detailed information about the Merger, and (iii) a written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call ###-###-####.

Your vote is important. Please vote your shares via the internet or by telephone or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. You may also vote virtually if you are able to attend the Meeting. If you wish to attend and vote at the Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “FMO virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Sincerely,

Brian E. Binder
Chief Executive Officer of FMO

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (NYSE: FMO)

226 West Monroe Street, 7th Floor
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on            , 2022

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (referred to as “shares” or “common stock”), of Fiduciary/Claymore Energy Infrastructure Fund (“FMO” or the “Fund”) that the special meeting of shareholders (the “Meeting”) will be held on             , 2022, at 10:00 a.m. Central time. In light of public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

The Meeting is being held to approve the combination of FMO and Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) by means of a tax-free merger, pursuant to which FMO will be merged with and into KYN, with the shares converted into shares of common stock, par value $0.001 per share, of KYN (the “Merger”), and any adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES (THE “BOARD”) OF FMO UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER.

The Board has fixed the close of business on October 29, 2021, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Meeting virtually or by proxy. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Meeting. If you wish to attend and vote at the Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “FMO virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you attend the Meeting and wish to vote, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

By Order of the Board,

Brian E. Binder
Chief Executive Officer of FMO

            , 2021
Chicago, Illinois

The information contained in this joint proxy statement/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This joint proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated October 22, 2021

JOINT PROXY STATEMENT/PROSPECTUS

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. (NYSE: KYN)

811 Main Street, 14th Floor
Houston, TX 77002
(877) 657-3683

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (NYSE: FMO)

226 West Monroe Street, 7th Floor
Chicago, Illinois 60606

(888) 991-0091

SPECIAL MEETING OF SHAREHOLDERS
            , 2022

This joint proxy statement/prospectus is being sent to you by the Board of Trustees (the “Board”) of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”), a Delaware statutory trust. The Board is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the Special Meeting of Shareholders (the “Meeting”) to be held in virtual format on:

            , 2022

10:00 a.m. Central Time

Shareholders of record of FMO at the close of business on October 29, 2021 (the “Record Date”) are entitled to vote at the Meeting. As a shareholder, you are entitled to one vote for each share you hold and a fractional vote for any fractional shares you hold. This joint proxy statement/prospectus and the enclosed proxy are first being mailed to shareholders on or about             , 2021.

Guggenheim Funds Investment Advisors, LLC (“GFIA”), a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as FMO’s current investment adviser pursuant to an investment advisory agreement between FMO and GFIA. GFIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and acts as investment adviser to a number of closed-end and open-end investment companies. GFIA is a Delaware limited liability company with principal offices located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) pursuant to an investment management agreement with KYN. KAFA is registered as an investment adviser under the Advisers Act. Kayne Anderson is an alternative investment management firm focused on real estate, credit, infrastructure/energy, renewables and growth equity. Kayne Anderson is a leading investor in the energy infrastructure sector, having invested in publicly traded and privately held energy infrastructure companies since the late 1990s. As of September 30, 2021, Kayne Anderson managed approximately $30 billion in assets, including approximately $4billion in the strategies focused on investing in energy infrastructure.

This joint proxy statement/prospectus sets forth the information that you should know in order to evaluate the proposed combination of FMO and KYN, which will be accomplished as a tax-free merger of FMO into KYN (the “Merger”). Specifically, FMO will be merged with and into KYN, with the shares converted into shares of common stock, par value $0.001 per share, of KYN. Please refer to the discussion of the proposal in this joint proxy statement/prospectus for information regarding votes required for the approval of the Merger.

Proposal	Who votes on the proposal?

To approve an Agreement and Plan of Merger between FMO and KYN, which would effect the Merger (including any adjournment or postponement of the Meeting).	The holders of common shares of FMO.

The Agreement and Plan of Merger between KYN and FMO is sometimes referred to herein as the “Merger Agreement.” FMO and KYN are sometimes referred to herein individually as a “Company” and collectively as the “Companies.” KYN following the Merger is sometimes referred to herein as the “Combined Company.”

Additional Information

This joint proxy statement/prospectus sets forth the information shareholders should know before voting on the Merger. The Merger constitutes an offering of common stock of KYN, and this joint proxy statement/prospectus serves as a prospectus of KYN in connection with the issuance of its common stock in the Merger. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated             , 2021, relating to this joint proxy statement/prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON             , 2022:

FMO will furnish to any shareholder, without charge, a copy of FMO’s most recent annual report and/or semi-annual report to shareholders or the Statement of Additional Information upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, (800) 345-7999.

This joint proxy statement/prospectus, the Annual Report and the Statement of Additional Information can be accessed at www.guggenheiminvestments.com or on the website of the SEC at www.sec.gov.

The Companies are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding shares of common stock of KYN are listed on the NYSE (the “NYSE”) under the ticker symbol “KYN” and will continue to be so listed after completion of the Merger. The currently outstanding common shares of FMO are also listed on the NYSE under the ticker symbol “FMO.” Reports, proxy statements and other information concerning KYN and FMO may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

No person has been authorized to give any information or make any representation not contained in this joint proxy statement/prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This joint proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this joint proxy statement/prospectus is               , 2021.

i

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete joint proxy statement/prospectus of which this “Questions and Answers” section is a part, a brief overview of the issues to be voted on has been provided below for your convenience.

The anticipated positive impacts of the Merger are set forth below. No assurance can be given that the anticipated positive impacts of the Merger will be achieved. For information regarding the risks associated with an investment in KYN, see “Risk Factors.”

Questions Regarding the Merger

Q: Why is the Merger being recommended by FMO’s Board of Trustees?

A: The FMO Board reviews the investment performance and other characteristics of FMO regularly. Following a significant decrease in FMO’s size and long-term underperformance, the Board considered whether other alternatives may better serve the interests of FMO and its shareholders. The Board considered various alternatives and ultimately determined that the Merger would be in the best interests of FMO and its shareholders. In making this determination, the Board considered the expected benefits of the Merger to FMO and its shareholders compared to other alternatives.

After considering multiple alternatives to the Merger, and taking into consideration management’s belief that, although FMO remains viable as a standalone fund at least in the short-term, it could potentially face challenges as a result of its smaller size, the Board concluded that the most viable alternatives were to (1) liquidate FMO by selling its assets and distributing the resulting proceeds to shareholders, or (2) effect a merger or reorganization into another investment company with a sufficiently similar investment objective, portfolio and strategy.

The Board considered that monetizing FMO’s portfolio investments as a part of a liquidation would likely result in incremental income taxes being borne by the fund. In addition, a liquidation of FMO would be taxable to FMO’s shareholders.

The Board considered that the Merger would be effected on a tax-free basis, and would allow shareholders to retain their investment exposure to midstream energy companies and gain exposure to a broader range of Energy Infrastructure Companies (as defined below). The Board also took into consideration that the Merger would be subject to FMO’s shareholder approval, which would enable FMO shareholders to decide whether the Merger should be consummated, and that the costs of the Merger would not be borne by FMO.

Q: What are some of the key factors that the FMO Board of Trustees considered in determining that the Merger is in the best interests of FMO’s shareholders?

A: After consideration, the Board believes that the Merger will benefit the shareholders of FMO for the reasons noted below, among others:

Avoiding the adverse tax consequences of a liquidation of FMO

A liquidation of FMO would require the fund to sell all of its investments. Sales could result in taxable gains at the fund level. In addition, due to the adverse impact of ordinary gain recapture on the sale of FMO’s master limited partnership (“MLP”) holdings, FMO would likely incur incremental income taxes in a liquidation. Based on estimates of FMO’s portfolio as of May 31, 2021, as well as its loss carryforwards that could be used to reduce taxable gains, a liquidation of FMO on that date would result in FMO paying approximately $6 million in federal and state corporate income taxes.

In addition, a liquidation of FMO would be taxable to FMO’s shareholders. Shareholders of FMO who have a tax basis in their shares that is less than the net proceeds to be received for those shares would incur income taxes on amounts in excess of their tax basis to the extent the shares are held in a taxable account.

The Merger would be non-taxable to FMO and its shareholders (except with respect to cash received in lieu of fractional KYN common shares). That means FMO’s shareholders could receive shares in KYN in exchange for their FMO shares and decide to remain invested in KYN or sell those shares when desired based on their personal investment and tax circumstances (which sale will be taxable) rather than being forced to recognize a taxable event on the date of a liquidation.

FMO’s shareholders could benefit from the larger asset base and market capitalization of the Combined Company

In the long term, FMO’s limited size results in less flexibility with respect to its leverage arrangements and fewer opportunities to achieve economies of scale. Additionally, FMO’s smaller portfolio may reduce its ability to negotiate favorable terms for investment transactions, particularly with respect to private placements. KYN, by contrast, has a much larger asset base for its portfolio. KYN, therefore, has greater potential to utilize a broader range of leverage instruments and greater financial flexibility. KYN also has greater potential for better long-term economies of scale for operating expenses. KYN’s ability to effect larger investment transactions may give it greater ability to negotiate better investment terms and also to source and structure investments in private placements that could be otherwise unavailable to FMO.

FMO’s limited market capitalization also means its shareholders may have less liquidity and market depth for their shares. The larger market capitalization of the Combined Company relative to FMO may provide an opportunity for enhanced market liquidity over the long term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. FMO shareholders will be part of a much larger company with significantly higher trading volume.

	KYN	FMO	Pro Forma Combined Company
Equity capitalization ($ in millions)	$1,003	$74	$1,076
90-day average daily trading volume (in thousands of shares)	510	35	N/A

As of August 31, 2021.

Relative performance history of each Company.

Although total operating expenses including the management fee may be higher for the Combined Company, KYN’s performance, inclusive of such expenses, has exceeded that of FMO for the prior 3-, 5- and 10-year periods, as well as since December 31, 2004 (shortly after FMO’s commencement of operations).

		Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 12/31/04(2)
KYN	59.4%	-37.5%	-22.4%	-11.6%	56.3%
FMO	75.9%	-73.6%	-70.7%	-66.4%	-45.5%

(1)	Total return figures are based on relative net asset values, rather than stock prices, and are shown as of August 31, 2021. Return figures reflect the total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while FMO commenced operations in December 2004. Returns for the period since December 31, 2004 represent the applicable total return of the Companies since the first month-end following FMO’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The Board also considered that FMO shareholders would gain exposure to a broader range of Energy Infrastructure Companies as stockholders of KYN which may contribute positively to the future performance of KYN.

The increase in management fees is substantially offset by the reduction of other operating expenses (excluding leverage expenses)

The following is a comparison of FMO’s and KYN’s fees and expenses.

	Annualized for the Six Months Ended May 31, 2021 (Unaudited)
% of Average Total Assets(1)	KYN	FMO
Management fees (net of fee waiver)(2)	1.36%	1.00%
Other expenses	0.19%	0.59%
Subtotal	1.55%	1.59%
Interest expense and distributions on mandatory redeemable preferred stock(3)(4)	1.07%	0.21%
Total expenses	2.62%	1.80%

% of Average Net Assets(4)
Total expenses	3.52%	2.17%

(1)	Expenses presented as a % of “average total assets” as calculated for purposes of KYN and FMO’s management fee.

(2)	For discussion of KYN fee waiver see “Proposal: Approval of Merger Agreement—Investment Objectives and Policies and Policies of KYN—Management —Investment Management Agreement—KYN.”

(3)	As of May 31, 2021, KYN’s leverage consisted of $92 million of credit facility borrowings, $226 million of senior unsecured notes and $102 million of MRP Shares. KYN’s interest and distributions on MRP Shares includes the amortization of debt and preferred share offering costs. As of May 31, 2021, FMO’s leverage consisted of $10 million of reverse repurchase agreements and $5 million of credit facility borrowings.

(4)	A comparison of the cost of leverage between KYN and FMO is made difficult by the different types of leverage employed as well as the difference in leverage levels.

For the six months ended May 31, 2021, KYN’s annualized operating expense ratio (before interest, distributions on mandatory redeemable preferred stock (“MRP Shares”) and taxes) as a percent of average total assets was less than that of FMO. The Merger is expected to result in an increase in total expenses as a percentage of net assets for FMO shareholders. The increase in total expenses as a percentage of net assets for FMO’s shareholders is primarily the result of (1) the higher investment management fee of the Combined Company relative to FMO, (2) the higher use of leverage employed by KYN relative to FMO (for the period presented) and the different types of leverage instruments employed by KYN and FMO and (3) a larger deferred tax liability at KYN as compared to FMO. For a more detailed presentation of expenses as a percentage of net assets, please see “Summary—Proposal: Merger—Fees and Expenses of Common Shareholders as of May 31, 2021.”

Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative fees, custodial services and investment management fees that are based on assets under management). As a result of the Merger, the Combined Company would eliminate the duplication of such fixed expenses. There could also be an opportunity to reduce variable expenses based on the assets of the Combined Company. KYN expects that the Combined Company will have an operating expense ratio as a percentage of total assets (before interest, dividends on MRP Shares and taxes) that is less than FMO’s current operating expense ratio, driven by estimated aggregate cost savings of approximately $0.4 million annually.

No cost to FMO to effect the Merger

The costs of the Merger would not be borne by FMO.

GFIA will not receive any payment in connection with the Merger

GFIA will not receive any payment from KYN, KAFA or any of their affiliates in connection with the Merger.

Q: How will the Merger affect me?

A: FMO shareholders will become stockholders of KYN. FMO will then cease its separate existence under Delaware law.

Q: What will happen to the shares of FMO that I currently own as a result of the Merger?

A: FMO shareholders will be issued shares of KYN common stock upon conversion of their outstanding common shares of FMO (see below for a description of how the exchange ratio is calculated). No fractional shares of KYN common stock will be issued in the Merger; instead FMO shareholders will receive cash in an amount equal to the value of the fractional shares of FMO that they would otherwise have received.

Q: How is the exchange ratio determined?

A: The exchange ratio will be determined based on the relative net asset values (“NAV”) per share of each Company on the business day prior to the closing of the Merger. As of September 30, 2021, KYN’s NAV per share was $9.05 and FMO’s was $11.95. For illustrative purposes, if these were the NAVs on the day prior to closing of the Merger, then holders of FMO shares would be issued approximately 1.32 shares of KYN for each share of FMO.

Q: How will the net asset values utilized in calculating the exchange rate be determined?

A: The NAV of a share of common stock of each Company will be calculated in a manner consistent with past practice. See “Proposal: Merger—Information About the Merger.”

Q: Is the Merger expected to be a taxable event for shareholders?

A: No. The Merger is intended to qualify as a tax-free merger for federal income tax purposes. This means it is expected that shareholders will recognize no gain or loss for federal income tax purposes as a result of the Merger, except that gain or loss generally will be recognized by FMO shareholders with respect to cash received in lieu of fractional shares of KYN common stock.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Merger?

A: No, you will not pay any sales loads or commissions in connection with the Merger. KYN, KAFA and GFIA or its affiliates will bear the costs associated with the proposed Merger. KYN expects to incur approximately $0.2 million in Merger related costs. FMO will not bear costs in connection with the proposed Merger. Remaining Merger related costs, which are currently estimated to be $1 million, will be borne by KAFA and GFIA.

Q: Who do we expect to vote on the Merger?

A: Holders of FMO’s common shares are being asked to vote on the Merger. Each share is entitled to one vote on the proposal and a fractional vote with respect to fractional shares. Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q: What happens if FMO shareholders do not approve the Merger?

A: The Merger is subject to a vote by FMO’s shareholders. If shareholders do not approve the Merger, then the Merger will not take place. Further, if the Merger is not approved by FMO shareholders, it is anticipated that the FMO Board would consider other options, including a liquidation which would result in incremental taxes to FMO and would be taxable to FMO’s shareholders.

Q: Why is the vote of KYN stockholders not being solicited in connection with the Merger?

A: The rules of the NYSE (on which KYN’s common stock is listed) only require KYN’s stockholders to approve the Merger if the number of shares of KYN common stock to be issued in the Merger will be, upon issuance, in excess of 20% of the number of shares of KYN common stock outstanding prior to the transaction. Based on the relative NAVs per share as of September 30, 2021, the number of shares of KYN common stock issued would be approximately 9.4 million shares, which represents approximately 7% of KYN’s current shares outstanding shares.

Q: What is the timetable for the Merger?

A: The Merger is expected to take effect as soon as practicable once the shareholder vote and other customary conditions to closing are satisfied, which is expected to occur during the first quarter of fiscal 2022.

General Questions

Q: How does the Board of Trustees suggest that I vote?

A: After consideration, the Board of Trustees recommends that you vote “FOR” the proposal on the enclosed proxy card.

Q: How do I vote my shares?

A: Voting is quick and easy. You may vote your shares via the internet or by telephone by following the instructions on the proxy card, or by simply completing and signing the enclosed proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote virtually if you are able to attend the Meeting. If you wish to attend and vote at the Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “FMO virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Meeting. However, even if you plan to attend the Meeting virtually, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q: Whom do I contact for further information?

A: You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Funds’ proxy solicitor, at ###-###-####.

Q: Will anyone contact me?

A: You may receive a call from AST, our proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Meeting by authorizing a proxy to vote your shares as soon as possible. If enough shareholders fail to cast their votes, FMO may not be able to hold the Meeting or to call for a vote on the Merger, which may require additional solicitation in order to obtain sufficient shareholder participation.

GLOSSARY

This glossary contains definitions of certain key terms, as they are used in KYN’s investment objective and policies. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

SUMMARY

The following is a summary of certain information contained elsewhere in this joint proxy statement/prospectus and is qualified in its entirety by reference to the more complete information contained in this joint proxy statement/prospectus and in the Statement of Additional Information. Shareholders should read this entire joint proxy statement/prospectus carefully.

Proposal: Merger

The Board of Trustees of FMO, including the Trustees who are not “interested persons” of FMO (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”), has unanimously approved the Merger Agreement and directed that the Merger proposal be submitted to shareholders for consideration. Upon the closing of the Merger, FMO will be merged with and into KYN, with FMO’s shares of beneficial interest (referred to as “shares,” or as “common stock” when referring to both KYN’s and FMO’s shares of beneficial interest) converted into shares of KYN common stock (although cash will be distributed in lieu of fractional shares). FMO will then cease its separate existence under Delaware law and terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate NAV of KYN common stock received by FMO common shareholders in the Merger will equal the aggregate NAV of FMO shares held on the business day prior to closing of the Merger (excluding cash distributed by KYN for fractional shares). KYN will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

Following a significant decrease in FMO’s size and the fund’s long-term underperformance, the Board of Trustees considered whether other alternatives may better serve the interests of FMO and its shareholders. After considering multiple alternatives, and taking into consideration management’s belief that, although FMO remains viable as a standalone fund at least in the short-term, it could potentially face challenges as a result of its smaller asset size, the Board concluded that the most viable alternatives were to (1) liquidate FMO by selling its assets and distributing the resulting proceeds to shareholders, or (2) effect a merger or reorganization into another investment company with a sufficiently similar investment objective, portfolio and strategy. Therefore, if the Merger is not approved by shareholders of FMO, the Merger will not occur and the FMO Board will consider other options, including liquidation. As explained in more detail below, an alternative of liquidation would have adverse tax consequences.

Reasons for the Merger and Board Considerations

The Merger seeks to combine two companies with similar portfolios and investment objectives. Each Company has an investment portfolio consisting in substantial part of Energy Infrastructure Companies. Each Company is also taxed as a corporation. The Merger will also permit FMO to pursue this investment objective and strategy in a larger fund that will not only include core holdings of MLPs and other midstream energy companies, but will also retain a more diversified portfolio with exposure to Renewable Infrastructure Companies and Utility Companies.

The Board received information regarding the proposed Merger, including the rationale for the Merger and management’s consideration of alternatives to the Merger. The Board also received materials, including in response to certain requests, outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. In unanimously approving the Merger, FMO’s Board of Trustees, including its Independent Trustees, determined that participation in the Merger is in the best interests of FMO and its shareholders. Before reaching this conclusion, the Board engaged in a review process relating to alternatives for FMO, including the proposed Merger. The Board, including the Independent Trustees, considered these alternatives at meetings held at various occasions in 2020 and 2021 and unanimously approved the Merger Agreement at a meeting held on September 15, 2021. The Board, including the Independent Trustees, directed that the Merger be submitted to a shareholder vote, and that the costs of the Merger not be borne by FMO.

In making this determination, after having engaged in due diligence of both KAFA and KYN, the Board considered, among other things, (i) the expected benefits of the transaction for FMO and (ii) the fact that both Companies have similar investment objectives and investment strategies. As of September 30, 2021, of the 17 different holdings in FMO’s portfolio, KYN already held 11 of those, reflecting an overlap of 78% based on market values. FMO’s investment objective is to provide a high after-tax total return with an emphasis on current distributions paid to shareholders. Under normal market conditions, FMO invests at least 80% of its managed assets in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies. KYN’s similar investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. KYN intends to achieve its investment objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies, which include Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies. The Combined Company will pursue KYN’s investment objective and follow KYN’s investment strategies and policies.

GFIA, the investment adviser to FMO, recommended that the Board of FMO approve the Merger based on GFIA’s belief that the Merger will benefit FMO shareholders. The potential benefits and other factors considered by FMO’s Board included the following, among others:

Avoiding the adverse tax consequences of a liquidation of FMO.

A liquidation of FMO would require the fund to sell all of its investments. Sales could result in taxable gains at the fund level. In addition, due to the adverse impact of ordinary gain recapture on the sale of FMO’s master limited partnership (“MLP”) holdings, FMO would likely incur incremental income taxes. Based on estimates of FMO’s portfolio as of May 31, 2021, as well as its loss carryforwards that could be used to reduce taxable gains, a liquidation of FMO on that date would result in FMO paying approximately $6 million in federal and state corporate income taxes.

In addition, a liquidation of FMO would be taxable to FMO’s shareholders. Shareholders of FMO who have a tax basis in their shares that is less than the net proceeds to be received for those shares would incur income taxes on amounts in excess of their tax basis to the extent the shares are held in a taxable account.

The Merger would be non-taxable to FMO and its shareholders (except with respect to cash received in lieu of fractional KYN common shares). That means FMO’s shareholders could receive shares in KYN in exchange for their FMO shares and decide to remain invested in KYN or sell those shares when desired based on their personal investment and tax circumstances (which sale will be taxable) rather than being forced to recognize a taxable event on the date of a liquidation.

FMO’s shareholders could benefit from the larger asset base and market capitalization of the Combined Company.

GFIA informed the Board that it believes that FMO’s limited size results in less flexibility with respect to its leverage arrangements and further that FMO’s smaller portfolio may reduce its ability to negotiate favorable terms for investment transactions. KYN, by contrast, has a much larger asset base for its portfolio, and therefore has greater potential to utilize a broader range of leverage instruments and greater financial flexibility. KYN’s ability to effect larger investment transactions may give it greater ability to negotiate better investment terms and also to source and structure investments in private placements that could be otherwise unavailable to FMO shareholders.

GFIA also believes that FMO’s limited market capitalization also means its shareholders may have less liquidity and market depth for their shares and that the larger market capitalization of the Combined Company relative to FMO may provide an opportunity for enhanced market liquidity over the long term. Greater market liquidity often leads to a narrowing of bid-ask spreads and a reduction in price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. FMO shareholders will be part of a much larger company with significantly higher trading volume.

	KYN	FMO	Pro Forma Combined Company
Equity capitalization ($ in millions)	$1,003	$74	$1,076
90-day average daily trading volume (in thousands of shares)	510	35	N/A

As of August 31, 2021.

Relative performance history of each Company.

As part of the consideration for the Merger, the Board reviewed and evaluated the relative performance history of each Company over different time periods compared to each other as well as other comparable closed-end funds. In particular, the Board noted the relatively more favorable longer term net performance of KYN, as shown below. Of note, these performance figures are inclusive of all expenses, including the cost of leverage.

		Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 12/31/04(2)
KYN	59.4%	-37.5%	-22.4%	-11.6%	56.3%
FMO	75.9%	-73.6%	-70.7%	-66.4%	-45.5%

(1)	Total return figures are based on relative net asset values, rather than stock prices, and are shown as of August 31, 2021. Return figures reflect the total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while FMO commenced operations in December 2004. Returns for the period since December 31, 2004 represent the applicable total return of the Companies since the first month-end following FMO’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The increase in management fees is substantially offset by the reduction of other operating expenses (excluding leverage expenses).

The following is a comparison of FMO’s and KYN’s fees and expenses.

	Annualized for the Six Months Ended May 31, 2021 (Unaudited)
% of Average Total Assets(1)	KYN	FMO
Management fees (net of fee waiver)(2)	1.36%	1.00%
Other expenses	0.19%	0.59%
Subtotal	1.55%	1.59%
Interest expense and distributions on mandatory redeemable preferred stock(3)(4)	1.07%	0.21%
Total expenses	2.62%	1.80%

% of Average Net Assets(4)
Total expenses	3.52%	2.17%

(1)	Expenses presented as a % of “average total assets” as calculated for purposes of KYN and FMO’s management fee.

(2)	For discussion of KYN fee waiver see “Proposal: Approval of Merger Agreement—Investment Objectives and Policies and Policies of KYN—Management —Investment Management Agreement—KYN.”

(3)	As of May 31, 2021, KYN’s leverage consisted of $92 million of credit facility borrowings, $226 million of senior unsecured notes and $102 million of MRP Shares. KYN’s interest and distributions on MRP Shares includes the amortization of debt and preferred share offering costs. As of May 31, 2021, FMO’s leverage consisted of $10 million of reverse repurchase agreements and $5 million of credit facility borrowings.

(4)	A comparison of the cost of leverage between KYN and FMO is made difficult by the different types of leverage employed as well as the difference in leverage levels.

For the six months ended May 31, 2021, KYN’s annualized operating expense ratio (before interest, distributions on mandatory redeemable preferred stock (“MRP Shares”) and taxes) as a percent of average total assets was less than that of FMO. The Merger is expected to result in an increase in total expenses as a percentage of net assets for FMO shareholders. The increase in total expenses as a percentage of net assets for FMO’s shareholders is primarily the result of (1) the higher investment management fee of the Combined Company relative to FMO, (2) the higher use of leverage employed by KYN relative to FMO (for the period presented) and the different types of leverage instruments employed by KYN and FMO and (3) a larger deferred tax liability at KYN as compared to FMO. For a more detailed presentation of expenses as a percentage of net assets, please see “Summary—Proposal: Merger—Fees and Expenses of Common Shareholders as of May 31, 2021.”

Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative fees, custodial services and investment management fees that are based on assets under management). As a result of the Merger, the Combined Company would eliminate the duplication of such fixed expenses. There could also be an opportunity to reduce variable expenses based on the assets of the Combined Company. KYN expects that the Combined Company will have an operating expense ratio as a percentage of total assets (before interest, dividends on MRP Shares and taxes) that is less than FMO’s current operating expense ratio, driven by estimated aggregate cost savings of approximately $0.4 million annually.

KYN’s Use of Leverage.

FMO and KYN each have existing leverage. It is anticipated that the Combined Company will utilize KYN’s leverage strategy, which includes a credit facility, notes and preferred stock. Currently, FMO utilizes leverage through a committed credit facility and reverse repurchase agreements. As noted above, KYN’s total expense ratio is higher than FMO’s total expense ratio due in part to higher leverage costs. This is a function of a higher percentage of leverage employed by KYN and a higher weighted average cost on KYN’s borrowings.

KYN believes it is important to have a meaningful portion of its leverage in the form of multi-year, committed financing in order to mitigate refinancing risk on such borrowings. In addition, KYN believes that a material amount of its leverage should be fixed rate as opposed to floating rate to mitigate the impact rising interest rates would have on the cost of such borrowings. The difference in cost between KYN’s and FMO’s leverage is more pronounced in the current low rate environment. Furthermore, KYN believes there are benefits of having a portion of its leverage in the form of preferred stock as the regulatory coverage requirements for preferred stock are lower, providing more flexibility during market downturns. This flexibility was beneficial to KYN during the market downturn in 2020. In reviewing KYN’s use of leverage, the FMO Board noted the relative performance of each Company.

FMO shareholders may benefit from exposure to a broader range of investment opportunities through KYN.

KYN invests in a broader range of Energy Infrastructure Companies, including utility companies and renewable infrastructure companies. Gaining exposure to a broader range of investment opportunities may contribute positively to future performance to the benefit of FMO shareholders.

No gain or loss is expected to be recognized by shareholders of either Company for U.S. federal income tax purposes as a result of the Merger.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes. Shareholders of FMO are not expected to recognize any gain or loss for federal income tax purposes as a result of the Merger (except with respect to cash received in lieu of fractional KYN common shares). See “Material U.S. Federal Income Tax Consequences of the Merger.”

The expectation is that FMO shareholders should carry over to KYN the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Merger is treated as tax-free as intended.

Based on the intended tax treatment of the Merger, the aggregate tax basis of KYN common stock received by a shareholder of FMO should be the same as the aggregate tax basis of the common shares of FMO surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of KYN common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Merger.”

The exchange will take place at the Companies’ relative NAV per share.

The aggregate net asset value of the KYN shares that FMO shareholders will receive in the Merger is expected to equal the aggregate net asset value that FMO shareholders owned immediately prior to the Merger. No fractional common shares of KYN will be issued to shareholders in connection with the Merger, and FMO shareholders will receive cash in lieu of such fractional shares.

No cost to FMO to effect the Merger.

The costs of the Merger would not be borne by FMO. FMO’s expenses associated with effecting the Merger will be paid either by KAFA or GFIA.

GFIA will not receive any payment in connection with the Merger.

GFIA will not receive any payment from KYN, KAFA or any of their affiliates in connection with the Merger.

Shareholder rights are expected to be preserved.

Although KYN is organized as a Maryland corporation and FMO is organized as a Delaware statutory trust, common shareholders of each of KYN and FMO have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Company and have no preemptive, conversion, or exchange rights. While Delaware has no corresponding statute, KYN has opted into the Maryland Control Share Acquisition Act, which could limit the voting rights of holders of shares acquired in a control share acquisition.

As a statutory merger, certain obligations of FMO would be assumed by KYN.

As a statutory merger, FMO’s obligations to the Independent Trustees under its Declaration of Trust and pursuant to FMO’s indemnification agreement with the Independent Trustees, will become obligations of KYN following the Merger.

KAFA is an experienced advisor with a large team dedicated to managing energy infrastructure closed-end funds.

KAFA’s professionals have many years of experience in managing energy infrastructure funds and investments, including the specialty in-depth technical expertise in financial accounting and management of funds treated as corporations for tax purposes. Shareholders of the Combined Company would benefit from the continuing experience and expertise of KAFA and its commitment to the very similar investment style and strategies to be used in managing the assets of the Combined Company. As part of the due diligence process, the Board of Trustees of FMO received information about KAFA and its management of KYN and met with the Chairman and Chief Executive Officer of KYN and management of KAFA.

KYN has an experienced board overseeing the interests of its stockholders.

As part of the due diligence process, members of the Board of Trustees of FMO met with members of the Board of Directors of KYN and reviewed information about their qualifications and oversight activities.

Based on its consideration of the Merger, the Board of FMO recommends that shareholders approve of the proposed Merger. The Board’s determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to FMO and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Fees and Expenses for Common Shareholders of the Companies as of May 31, 2021

The following table and example contain information about the change in operating expenses expected as a result of the Merger. The tables set forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of May 31, 2021, for each Company and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Company, assuming the Merger had taken place on May 31, 2021. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Company may invest. The annual operating expenses for each Company reflect fixed expenses for the fiscal six-month period ended May 31, 2021, and variable expenses assuming each Company’s capital structure and asset levels as of May 31, 2021. The pro forma presentation includes the change in operating expenses expected as a result of the Merger, assuming the Combined Company’s capital structure and asset levels as of May 31, 2021. On a pro forma basis, it is expected that the Combined Company’s other operating expenses as a percentage of total assets (as of May 31, 2021) will be reduced to 0.15%, as compared to 0.49% for FMO and 0.16% for KYN. However, as shown in the table below, the Combined Company’s total annual expenses as a percentage of net assets will be higher than FMO’s total annual expenses on a stand-alone basis.

Stockholder Transaction Expenses	FMO	KYN	Pro Forma Combined Company(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None
Dividend Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common stock as of May 31, 2021)
Management Fees	1.17%	1.86%	1.84%
Other Operating Expenses (exclusive of current and deferred income tax expense)(4)	0.58	0.23	0.22
Subtotal	1.75	2.09	2.06
Interest Payments (including issuance costs) on Borrowed Funds(5)	0.20	0.80	0.76
Dividend Payments (including issuance costs) on Preferred Stock(5)	—	0.33	0.31
Annual Expenses (exclusive of current and deferred income tax expense)	1.95	3.22	3.13
Current Income Tax Expense(6)	—	(0.51)	(0.47)
Deferred Income Tax Expense(6)	—	5.08	4.72
Total Annual Expenses(7)	1.95%	7.79%	7.38%

(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by KYN in connection with the Merger.

(2)	KYN, KAFA and GFIA or its affiliates will bear the costs associated with the proposed Merger. KYN expects to incur approximately $0.2 million in Merger related costs. Remaining merger related costs, which are currently estimated to be $1 million, will be borne by KAFA and GFIA.

(3)	No sales load will be charged in connection with the issuance of KYN’s shares of common stock as part of the Merger. Shares of common stock are not available for purchase from KYN but shares of KYN may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.

(4)	Other Operating Expenses for each Company reflect annualized actual expenses for the six months ended May 31, 2021. Other Operating Expenses for the pro forma Combined Company are projections for a 12-month period, assuming each Company’s capital structure and asset levels as of May 31, 2021.

(5)	Interest and dividend payments (including issuance costs) reflect projections for a 12-month period assuming each Company’s and the Combined Company’s capital structure as of May 31, 2021.

(6)	For the six months ended May 31, 2021, FMO recorded a net income tax benefit of $3.8 million primarily attributable to the reduction of a valuation allowance associated with capital loss carryforwards. The net income tax expense is assumed to be 0% because FMO recorded a net income tax benefit during the period.

(7)	The table presents certain annual expenses stated as a percentage of net assets attributable to common shares. This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of total assets.

Example:

The following example is intended to help you compare the costs of investing in FMO prior to the Merger with the costs of investing in the Combined Company. An investor would pay the following expenses on a $1,000 investment, assuming (1) the total annual expenses before tax for each Company (as a percentage of net assets attributable to shares of common stock) set forth in the table above, (2) all common stock distributions are reinvested at net asset value, (3) an annual rate of return of 5% on portfolio securities and (4) a 22.5% effective income tax rate (expenses in the table below include income tax expense associated with the 5% assumed rate of return on such portfolio securities).

	1	3	5	10
	Year	Years	Years	Years
FMO	$28	$88	$152	$330
KYN	$42	$129	$221	$476
Pro Forma Combined KYN(1)	$41	$126	$216	$465

(1)	These figures assume that the Merger had taken place on May 31, 2021.

Deferred Tax Liabilities

As of May 31, 2021, the net deferred tax liability and net deferred tax liability as a percentage of net assets for each Company are as stated below.

	KYN	FMO
Net Deferred Tax Liability ($ in millions)	$58,706	—
Net Deferred Tax Liability As a Percentage of Net Assets	5.1%	N/A

As tax-paying entities, each Company records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of May 31, 2021, only KYN had a net deferred tax liability. This net deferred tax liability is primarily attributable to unrealized gains on investments. Any net deferred tax liability is included in each Company’s NAV under GAAP and will be reflected in the exchange ratio for the Merger. Additionally, the effective tax rate for the Combined Company will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Companies.

Comparison of the Companies

FMO is a Delaware statutory trust, and KYN is a Maryland corporation. Both Companies are registered as non-diversified, closed-end management investment companies under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Companies have substantially similar investment objectives, with FMO’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders, and KYN’s investment objective of providing a high after-tax total return with an emphasis on making cash distributions to stockholders. Each Company’s portfolio is comprised of investments in Energy Infrastructure Companies and each Company is taxed as a corporation.

The primary differences between the Companies relate to their investment policies. KYN has a non-fundamental investment policy to invest at least 80% of its total assets in Energy Infrastructure Companies, while FMO has a more targeted non-fundamental investment policy that requires at least 80% of Managed Assets to be invested in energy infrastructure MLPs and other energy infrastructure companies under normal market conditions. In regards to portfolio investment parameters, “Managed Assets” of FMO means the total assets of FMO, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. FMO further will invest at least 65% of Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. FMO may invest a total of up to 25% of Managed Assets in debt securities of energy infrastructure MLPs, other energy infrastructure companies and other issuers, including debt securities rated below investment grade. In regards to these parameters, “below investment grade” means rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality. KYN has a limit on investments in debt securities, including debt securities rated below investment grade, of 20%. FMO’s policies do not include KYN’s minimum investments in publicly traded securities (50%). KYN may invest up to 50% of total assets in unregistered or restricted securities, as compared to FMO, which can only invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities.

Leverage

KYN and FMO each have existing leverage. KYN targets financial leverage of 25% to 30% of total assets, and FMO targets financial leverage of 22% to 28% of Managed Assets. As of May 31, 2021, KYN had leverage of 25.4% of total assets. As of the same date, FMO had leverage of 14.4% of total assets. It is anticipated that the Combined Company will utilize KYN’s leverage strategy, which includes a credit facility, notes and preferred stock. Currently, FMO utilizes leverage through a committed credit facility and reverse repurchase agreements. KYN’s total expense ratio is higher than FMO’s total expense ratio due in part to higher leverage costs. This is a function of a higher percentage of leverage employed by KYN and a higher weighted average cost on KYN’s borrowings. KYN believes it is important to have a meaningful portion of its leverage in the form of multi-year, committed financing in order to mitigate refinancing risk on such borrowings. In addition, KYN believes that a material amount of its leverage should be fixed rate as opposed to floating rate to mitigate the impact rising interest rates would have on the cost of such borrowings. The difference in cost between KYN’s and FMO’s leverage is more pronounced in the current low rate environment. Furthermore, KYN believes there are benefits of having a portion of its leverage in the form of preferred stock as the regulatory coverage requirements for preferred stock are lower, providing more flexibility during market downturns. This flexibility was beneficial to KYN during the market downturn in 2020.

Distributions

KYN and FMO each pay quarterly distributions.

FMO intends to pay substantially all of its net investment income to common shareholders through quarterly distributions. In general, net investment income of FMO will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of FMO; less operating expenses, taxes on FMO’s taxable income and realized gains and the costs of any financial leverage utilized by FMO.

KYN considers its net distributable income (“NDI”), as well as realized and unrealized gains from KYN’s portfolio investments, in determining its distributions to common stockholders. NDI is the amount of income received by KYN from its portfolio investments less operating expenses, subject to certain adjustments. Payment of future distributions by KYN is subject to Board of Directors approval, as well as meeting the covenants on its debt agreements and terms of its preferred stock.

Principal Investment Risks

Because of the similar investment objectives of FMO and KYN, the Companies are subject to similar principal investment risks associated with an investment in the relevant Company. See “Proposal: Risk Factors” for detailed descriptions of KYN’s principal risks.

See “Proposal: Merger—Comparison of the Companies” for a more detailed comparison of the Companies. After the Merger, the investment strategies and significant operating policies will be those of KYN.

Further Information Regarding the Merger

The parties believe that the Merger will be characterized for federal income tax purposes as a tax-free merger under Section 368(a) of the Internal Revenue Code of 1986 (the “Code”). If the Merger so qualifies, in general, shareholders of FMO will recognize no gain or loss upon the receipt of KYN’s stock in connection with the Merger (except with respect to cash received by shareholders in lieu of fractional shares). Additionally, if the Merger so qualifies, FMO will recognize no gain or loss as a result of the merger with KYN and neither KYN nor its stockholders will recognize any gain or loss in connection with the Merger. If the Merger so qualifies, the aggregate tax basis of KYN common shares received by shareholders of FMO should be the same as the aggregate tax basis of the common shares of FMO surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

Shareholder approval of the Merger requires the affirmative vote of the holders of “a majority of the outstanding voting securities” of FMO, as such term is defined under the 1940 Act. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote, at the annual or a special meeting of the security holders of such company duly called, the lesser of (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company. For purposes of this proposal, each share is entitled to one vote and a fractional vote with respect to fractional shares.

Maryland law and the rules of the NYSE (on which KYN’s common stock is listed) only require KYN’s stockholders to approve a merger if the number of shares of KYN common stock to be issued in such merger will be, upon issuance, in excess of 20 percent of the number of shares of KYN common stock outstanding prior to the transaction. Based on the relative NAVs per share as of September 30, 2021, the number of shares of KYN common stock issued would be approximately 9.4 million shares, which represents approximately 7% of KYN’s currently outstanding shares.

Subject to the requisite approval of the shareholders of FMO with regard to the Merger, it is expected that the closing date of the Merger will be during the first quarter of fiscal 2022, but it may be at a different time as described herein.

The Board of Trustees of FMO unanimously recommends FMO shareholders vote “FOR” the Merger.

RISK FACTORS

If the Merger is approved and consummated, holders of FMO’s common stock will receive shares of KYN’s common stock in exchange. That would represent an investment in KYN’s common stock. FMO’s shareholders should understand that, like an investment in FMO’s common stock, investing in KYN’s common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a holder of FMO’s shares should carefully consider before deciding whether to approve the Merger. You should carefully consider the following risks before voting on the Merger.

This section relates to KYN and the risk factors for KYN’s common stockholders (other parts of this document relate to both KYN and FMO). Accordingly, references to “we” “us” “our” or “the Company” in this section are references to KYN.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in Energy Infrastructure Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Infrastructure Company Risk

Our concentration in the energy infrastructure sector may present more risk than if we were broadly diversified over multiple sectors of the economy. Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, are subject to risks specific to the energy and energy-related industries. See “Glossary” for descriptions of these capitalized terms.

Energy Sector Risk

The revenues of Energy Infrastructure Companies, including many Midstream Energy Companies and Utilities, are often dependent upon the volumes of oil, natural gas, refined products, natural gas liquids or water produced by Energy Companies and/or consumed by customers of these commodities, and could be adversely affected by reductions in the supply of, or demand for, such energy commodities. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of distributions paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The volume of energy commodities produced and the volume of energy commodities available for transportation, storage, processing or distribution could be negatively affected by a variety of factors, including depletion of resources, depressed commodity prices, access to capital for companies engaged in exploration and production, catastrophic events, extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), limitations on leasing of additional federal lands for oil and gas drilling, limitations on the issuance of permits to drill on federal lands, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”), and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions, increased taxation, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), catastrophic events, extreme weather events, pandemics, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, or increased commodity prices.

Power Sector Risk

The revenues of Energy Infrastructure Companies, including many Utility Companies and Renewable Infrastructure Companies, are often dependent upon the availability of electric power and/or the consumption of electric power and could be adversely affected by reductions in the supply of, or demand for, such power. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of dividends paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The production or availability of electric power could be negatively affected by a variety of factors, including depressed power prices, high prices for commodities used in the generation of power, lower than expected wind, solar or hydro power resources, catastrophic events, extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), equipment malfunctions, transmission grid disruptions and maintenance difficulties. A decline in demand for power could result from factors such as increased power prices, adverse economic conditions, increased taxation, increased governmental regulation, catastrophic events, extreme weather events, equipment malfunctions, transmission grid disruptions and maintenance difficulties.

Commodity Pricing Risk

The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity or power prices, especially those companies that (i) produce energy commodities or power, (ii) consume energy commodities or power in their operations, or (iii) receive payments for services that are based on energy commodity or power prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one commodity relative to the price of another commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by producer groups such as OPEC, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices, and such difficulty raising capital could adversely impact the financial condition of these companies and their ability to maintain or grow cash distributions or dividends to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts or incentivize substitution in favor of other energy sources, which may adversely affect the performance of Energy Infrastructure Companies.

Regulatory Risk

Energy Infrastructure Companies are subject to significant national, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity and may vary significantly across countries, states, and local jurisdictions. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Working with national, state, and local governments to plan, site, and install energy infrastructure in compliance with such regulations can be complex, time-consuming, and costly. Violations of such regulations may subject companies to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission (“FERC”) and state authorities regulate the rates charged for services of many Energy Infrastructure Companies. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these services, which may adversely affect the financial performance of Energy Infrastructure Companies.

Emissions of greenhouse gases, including gases associated with oil and gas production such as carbon dioxide, methane and nitrous oxide among others contribute to a warming of the earth’s atmosphere and other adverse environmental effects, commonly referred to as “climate change.” To protect against climate change, most of the worlds’ governments, including the federal government of the United States and several states, are committed to taking action to substantially reduce emissions of greenhouse gases. The adoption and implementation of federal, state or local limits on greenhouse gas emissions from Energy Infrastructure Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of, or demand for, electric power, crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, greenhouse gas emissions legislation or regulation could have a material adverse impact on the financial performance of Energy Infrastructure Companies.

There is an inherent risk that Energy Infrastructure Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy Infrastructure Companies can be liable for hazardous substance releases under certain environmental statutes, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the federal Oil Pollution Act and analogous state laws and regulations. These laws impose strict, joint and several liability for costs required to clean up and restore sites where Energy Infrastructure Companies have releases hazardous substances. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Infrastructure Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Energy Infrastructure Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers

Catastrophic Event Risk

Energy Infrastructure Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined products, water or electric power. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters -- including floods, freezes and hurricanes -- inadvertent damage to facilities and equipment and terrorist acts, including cyber-attacks. The U.S. government has issued warnings that energy assets, specifically domestic energy infrastructure such as pipelines or power transmission girds, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Infrastructure Company. Energy Infrastructure Companies may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ earnings, financial condition and ability to pay distributions or dividends to equity holders. We expect that increased governmental regulation aimed at mitigating such catastrophic risks could increase insurance premiums and other operating costs for Energy Infrastructure Companies.

Midstream Energy Companies Risk

Midstream Energy Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risks.

Regulatory Risk

In the last several years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Midstream Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it has become much more common for opponents of energy infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in Midstream Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Energy Infrastructure Companies.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems, and certain classes of storage facilities and related assets owned by Energy Infrastructure Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission and crude oil pipeline transportation services, including: the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Energy Infrastructure Companies to establish or charge rates that would cover future increase in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable rate of return. For example, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate from 35% to 21%. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings were made at FERC, requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings, prompting some pipelines to recalculate and lower rates to account for the change. FERC has taken a number of actions with respect to rate treatment of taxes that could materially impact the Energy Infrastructure Sector, including master limited partnerships (MLPs) and Midstream Companies. For example, FERC reversed a long-standing policy that allowed MLPs to recover an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs, arguing that MLPs are pass-through entities that do not incur income taxes and that recovery of an income tax allowance would lead to double recovery. In July of 2018, FERC issued Order No. 849, which required pipelines to make one-time filings to allow FERC to determine which cost-of-service natural gas pipelines may be collecting unjust and unreasonable rates or are overearning in light of 1) the corporate income tax reductions; and 2) the FERC’s revised policy concerning an MLP’s ability to recover an income tax allowance. Reports were filed in late 2018. While the Commission has closed some of these proceedings with no further action, the Commission has also initiated investigations into the rates of a number of pipelines pursuant to its authority under section 5 of the Natural Gas Act as a result of its review of the one-time filings. FERC subsequently issued Order no. 849-B, which eliminated the one-time filing requirement because it was tied to a past event. FERC noted the one-time filing requirement as no longer needed and would not apply to new pipelines that may enter the market in the future. Therefore, FERC removed the one time filing requirement from its regulations.

With respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years, which could limit such pipelines’ ability to raise rates. FERC also issued a policy statement that provides accounting and ratemaking guidance for treatment of accumulated deferred income tax (“ADIT”) for all FERC-jurisdictional public utilities, natural gas pipelines, and oil pipelines, as FERC found the tax rate reduction would also result in a reduction in ADIT liabilities and ADIT assets on the books of rate-regulated companies. The Midstream MLPs and Midstream Companies that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and operations outcomes. FERC may enact other regulations or issue further requests to pipelines that may lead to lower rates. It could also become more common for regulatory agencies (such as FERC) to include the impact of carbon emissions from energy infrastructure assets as a consideration in granting permits for the construction or operation of such assets. This could result in costly delays in obtaining permits, requirements to spend additional capital to limit carbon emissions or denial of required permits to operate existing or proposed energy infrastructure assets. Any such change could have an adverse impact on the financial condition, results of operations, or cash flows of Energy Infrastructure Companies.

Over the past several years, governmental agencies have imposed more stringent protections governing hydraulic fracturing and the disposal of wastewater associated with hydraulic fracturing, processes that are critical to the recovery of economic amounts of oil, natural gas and natural gas liquids by Energy Companies. Wastewater is a byproduct of hydraulic fracturing and production and, to the extent it is not recycled, must be disposed. Some research links the disposal of wastewater to increased earthquake activity in some oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal in seismically sensitive regions. While we are not able to predict the likelihood that similar regulations will be adopted in other regions, additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. Midstream Energy Companies have spent (and continue to spend) significant amounts of capital building pipelines, processing, treating and storage assets to facilitate the development of oil and gas reserves and such reductions in production could have an adverse impact on the financial performance of Midstream Energy Companies.

Upstream Exploration and Production Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. Energy Companies may be unsuccessful adding reserves and/or maintaining production levels for several reasons, including an inability to raise capital on favorable terms or the lack of sufficient cash flow to fund re-investment due to a material decline in commodity prices. The failure to cost-effectively acquire additional reserves sufficient to replace the natural decline in production may cause the financial performance of Energy Companies to be materially adversely affected. During recent industry downturns, including the 2020 downturn resulting from COVID-19’s severe negative impact on global demand, many Energy Companies significantly reduced capital expenditures, leading to declines in U.S. production of natural gas and crude oil. Many Energy Companies were forced to monetize reserves or acreage to manage their balance sheets and maintain adequate liquidity levels. Some Energy Companies were forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for some Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities, may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution. Midstream Energy Companies invest significant capital in assets to provide transportation, processing, treating, storage, and other services to facilitate production of these energy commodities and would be adversely impacted in the event reserves were significantly underestimated or were unable to be economically produced.

Affiliated Party Risk

Certain Midstream Energy Companies are dependent on their affiliates for a majority of their revenues. In some cases, those same affiliates are the majority owners and/or have effective control of the Midstream Energy Companies. Any failure by a Midstream Energy Company’s affiliates to satisfy their payments or obligations would impact the Midstream Energy Company’s revenues and cash flows and ability to make interest payments and distributions or dividends to their equity holders. Controlling affiliates of Midstream Energy Companies may also enter into M&A transactions or attempt to effect changes in commercial contracts that could be adverse to the Midstream Energy Company.

Contract Rejection/Renegotiation Risk

Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. For example, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids filed for bankruptcy in the last several years as a result of the downturn in commodity prices and disruption in economic activity caused by the COVID-19 pandemic. During the bankruptcy process, the debtor Energy Company may be able to reject a contract that it has with a Midstream Energy Company that provides services for the debtor, which could include gathering, processing, treating, transportation or storage services. If a contract is successfully rejected during bankruptcy, the affected Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A debtor Energy Company may also threaten to reject a contract in an effort to force a renegotiation of the agreement on terms less favorable to its counterparty, the Midstream Energy Company. For these reasons, a Midstream Energy Company that provides services to an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Renewable Infrastructure Companies Risk

Renewable Infrastructure Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk. In addition, the future growth of Renewable Infrastructure Companies may be dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation and tax credits.

The electric power produced, and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent on suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of the Renewable Infrastructure Companies involved in the renewable energy industry.

A portion of revenues from investments in Renewable Infrastructure Assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electric power; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of Renewable Infrastructure Assets may attempt to secure fixed prices for their power production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for Renewable Infrastructure Assets. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which we invest.

Decreases in Subsidies and Changes in Regulations Risk

Poor economic conditions could have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income and state tax benefits or state renewables portfolio standards that benefit Renewable Infrastructure Companies. Such conditions may also lead to adverse changes in laws or regulations. The reduction or elimination of renewable generation targets, tariffs, subsidies or tax incentives or adverse changes in law could have a material adverse effect on the profitability of some existing projects. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of clean energy investments, and the curtailment or termination of such subsidies and incentives could adversely affect the feasibility and profitability of Renewable Infrastructure Assets and the growth plan of Renewable Infrastructure Companies. In addition, if the various domestic and international regulations that provide incentives for renewable energy change or expire in a manner that adversely impacts the market for Renewable Infrastructure Companies, the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Infrastructure Companies could be impacted.

Renewable Infrastructure Companies also rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Infrastructure Companies could suffer.

Hydrology, Solar and Wind Changes Risk

The revenues and cash flows generated by Renewable Infrastructure Assets are often correlated to the amount of electric power generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors, and these changes could impact the profitability of Renewable Infrastructure Assets. A natural disaster could also impact water flows within the watersheds the Renewable Infrastructure Companies in which we invest operate. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions.

Operational Disruption Risk

Renewable Infrastructure Companies are exposed to risks in connection with disruptions of their operations, or to the operations of third parties on which they depend, which may be caused by technical breakdowns at power generation assets, resulting from aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shutdowns, delays or long-term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial condition and cause harm to the reputation of companies in which we invest.

Construction Risk

Renewable Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Any shortage, delay or component price change from the suppliers of equipment associated with renewable energy projects could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines, in times of rapid industry growth. Delays in construction may also occur as a result of inclement weather, labor disruptions, technical complications or other reasons, and any resulting cost over-runs could negatively impact the income and market values of Renewable Infrastructure Companies.

In addition, recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which we invest. The cost of new solar power generation projects could be more challenging as a result of increases in the cost of solar panels or tariffs on imported solar panels imposed by the U.S. government on imported solar cells and modules manufactured in China. If project developers purchase solar panels containing cells manufactured in China, the purchase price for renewable energy equipment and facilities may reflect the tariff penalties mentioned above.

Renewable Infrastructure Technology Risk

Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Infrastructure Companies may invest in and use newly developed, less proven, technologies in their development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

Increasing Competition/Market Change Risks

A significant portion of the electric power generation and transmission capacity sold by Renewable Infrastructure Assets is sold under long-term agreements with public utilities, industrial or commercial end-users or governmental entities. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they otherwise terminate such agreements prior to the expiration thereof, the business and financial condition of Renewable Infrastructure Companies could be materially and adversely affected. The power generation industry is characterized by intense competition, which may impact the ability of Renewable Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis, and as a result the affected facility may temporarily or permanently cease operations.

Changes in Tariffs Risk

The revenue that Renewable Infrastructure Assets generate from contracted concessions is often dependent on regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if Renewable Infrastructure Assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

Utility Companies Risk

Utility Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk.

Other risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of Utility Companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; the difficulty in obtaining an adequate return on invested capital or in financing large construction projects; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

Some Utility Companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utility Companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Deregulation is subjecting Utility Companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, Utility Companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a Utility Company.

In many regions, including the United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, FERC has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the Utility Industry.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP.

Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in the tax code or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. Upon the sale of an equity security in an MLP, we generally will be liable for any previously deferred taxes. In addition, the sale of an equity security in an MLP involves certain tax depreciation recapture relating to the MLP’s underlying assets. Such depreciation recapture is treated as ordinary income for tax purposes, and such ordinary income may result even if the sale of the MLP equity security is at a loss or exceeds the gain if sold at a gain. MLPs generally provide the relevant tax information for these calculations on a delayed basis, usually during the calendar year following the sale, so final determination of any resulting recapture income may be similarly delayed. If the recapture exceeds operating losses, we could recognize taxable income and have an income tax liability. No assurance can be given that such taxes will not exceed the Company’s deferred tax assumptions for purposes of computing the Company’s net asset value per share, which would result in an immediate reduction of the Company’s net asset value per share. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us that are treated as dividend income or capital gain would be taxed under federal income tax laws applicable to corporate distributions, which would reduce our net distributable income.

We cannot predict the likelihood that future legislation will affect the ability of MLPs to continue to be treated as partnerships for tax purposes or result in a material increase in the amount of taxable income that we are allocated from the MLP securities in which we invest, or may affect certain tax benefits currently available to businesses that frequently are organized as MLPs. In its Build Back Better legislative agenda, the Biden administration has proposed a number of energy-related tax provisions, some of which may not be favorable to MLPs or corporations investing in them and may increase the amount of taxes we ultimately bear. There can be no assurance at this time whether these legislative proposals may become law and, if so, how they may affect our net distributable income or our business generally.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of September 30, 2021, we held investments in approximately 42 issuers. As of September 30, 2021, substantially all of our total assets were invested in securities of publicly traded Energy Infrastructure Companies. As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Dependence on Limited Number of Customers and Suppliers

Certain Energy Infrastructure Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain Energy Infrastructure Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The recent COVID-19 related downturn in the energy industry put significant pressure on a number of these customers and suppliers and caused many companies operating in the energy industry to file for bankruptcy. Any loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such Energy Infrastructure Companies’ results of operation and cash flow, and their ability to make distributions or dividends to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Financial markets are volatile, and Energy Infrastructure Companies may not be able to obtain new debt or equity financing on attractive terms or at all. For example, the downturn in commodity prices and economic activity associated with the COVID-19 pandemic negatively impacted the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of 2020. Downgrades of the debt of Energy Infrastructure Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the credit ratings of Energy Infrastructure Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Infrastructure Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Infrastructure Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Infrastructure Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may have to reduce their distributions or dividends to manage their funding needs and may not be able to meet their obligations as they come due. Moreover, without adequate funding, many Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Political Instability Risk

The Energy Infrastructure Companies in which we may invest are subject to disruption as a result of terrorist activities (including cyber-attacks), war, and other geopolitical events. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Energy Infrastructure Companies in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Infrastructure Companies, even those that operate solely in North America.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Infrastructure Companies. Although most Energy Infrastructure Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions (for instance hurricanes, wildfires and extreme winter storms) demonstrate that no amount of preparation can protect an Energy Infrastructure Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Infrastructure Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions or dividends to equity holders.

Concentration Risk

Our investments are concentrated in the energy infrastructure sector. The focus of our portfolio on the energy infrastructure sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy infrastructure sector, or more generally in the energy industry, would have a larger impact on us than on an investment company that does not concentrate in the energy infrastructure sector. The performance of securities in the energy infrastructure sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly distributions or dividends to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of Energy Infrastructure Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of Energy Infrastructure Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Infrastructure Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy Infrastructure Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

Small Capitalization Risk

Certain of the Energy Infrastructure Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller Energy Infrastructure Companies presents some unique investment risks. These Energy Infrastructure Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Proposal: Merger—Investment Objective and Policies of KYN”.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

LIBOR Risk

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities called the Secured Overnight Financing Rate (“SOFR”). The ARRC has identified the SOFR as its preferred alternative rate for LIBOR. The first publication of SOFR was released in April 2018. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.

Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain, including whether the COVID-19 pandemic will have further effect on LIBOR transition plans. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, if LIBOR ceases to exist, the benchmark reference rate for borrowings under our credit facility, the floating rate portion of our term loan and our floating rate senior unsecured notes would change to SOFR or an alternative reference rate in accordance with the fallback provisions contained within each agreement. As a result, interest we pay to borrow under each of these facilities may increase and, in turn, affect our results of operations.

The administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. The announcement was supported by the FCA and the U.S. Federal Reserve. Despite the announcement, regulators continue to emphasize the importance of LIBOR transition planning. Accordingly, new contracts initiated before December 31, 2021 are still strongly encouraged to use a different benchmark rate or have robust fallback language in place. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on us or the financial instruments in which we invest can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as convertible preferred equity (that may also pay distributions in kind). At the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in Energy Infrastructure Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us (and payment of cash taxes on such realized gains). See “Proposal: Merger—Investment Objective and Policies of KYN—Investment Practices—Portfolio Turnover.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”) pandemic, can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses. This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. Of particular relevance to an investment in KYN, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of Energy Infrastructure Companies in which we invest. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit our ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such event could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of KYN is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement our investment strategies.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 35% - 45% of our net asset value as of May 31, 2021). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of May 31, 2021, our Leverage Instruments represented approximately 25.4% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of May 31, 2021, we had $226.2 million of Notes outstanding and 4,066,795 Mandatory Redeemable Preferred (“MRP”) Shares ($101.7 million aggregate liquidation preference) outstanding. As of May 31, 2021, we had $92.0 million outstanding under our revolving credit facility. Our revolving credit facility matures on February 25, 2022. Our Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2022 to 2030. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time.

Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell portfolio securities and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. For example, from February 29, 2020 to May 31, 2020, we reduced our total debt by $475 million and total MRP Shares by $146 million in order to maintain our asset coverage ratios. The decline in cash distributions received by us as a result of securities sales to fund this reduction in leverage was one of the factors leading to the reduction in our distribution to common stockholders in June 2020. While we believe maintaining our asset coverage ratios and selling portfolio securities was the prudent course of action, it is unlikely that we would have elected to sell securities at such time had we not had leverage. Furthermore, because we repaid certain of our Notes and MRP Shares prior to their stated maturities or mandatory redemption dates, we incurred prepayment penalties. By continuing to utilize Notes and MRP Shares, we may again be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Foreign Investing Risk

We invest in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (“EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of our investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (“U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement, including financial services. Investments in European issuers face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which we have exposure and any other assets in which we invest. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of our investments.

Investments in some foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, securities trading practices abroad may offer less protection to investors. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of our portfolio.

Foreign Currency Risk

Because we invest in foreign (non-U.S.) currencies or in foreign securities that are denominated, trade and/or receive revenues in foreign (non-U.S.) currencies, we are subject to the risk that those foreign currencies may decline in value relative to the U.S. dollar. In the case of currency hedging positions, we are subject to the risk that the U.S. dollar may decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, our investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce our returns.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Taxability of Distributions Received

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as tax-advantaged qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in 2021 or in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income (the “Tax Surcharge”) generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in increased current tax liability to us. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in an increased current tax liability to us. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be required to pay previously deferred taxes. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

The 2017 Tax Cuts and Jobs Act also imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These new limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income. See “Proposal: Merger—Certain Federal Income Tax Matters.”

Deferred Tax Risks of Investing in our Securities

The Tax Cuts and Jobs Act reduced the federal corporate tax rate from 35% to 21%. Because our deferred tax liability is based primarily on the federal corporate tax rate, the enactment of the bill significantly reduced our deferred tax liability and increased our net asset value. We revalued our deferred tax liability at the lower rate on December 22, 2017, which resulted in an increase to our net asset value of $1.84 per share (or 11.0%) at such time. If the federal income tax rate were to increase in the future, as has been proposed by the Biden administration, our deferred tax liability would increase resulting in a corresponding decrease to our net asset value.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the energy sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Proposal: Merger—Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Cybersecurity Risk

The information and technology systems relied upon by KYN, KAFA and our service providers (including, but not limited to, fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which we invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although KAFA has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of KYN, KAFA, our service providers and/or issuers of securities in which we invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of KYN, KAFA, our service providers and/or issuers of securities in which we invest, subject these entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. There is also a risk that cybersecurity breaches may not be detected, and KYN and its stockholders could be negatively impacted as a result.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Infrastructure Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Infrastructure Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Infrastructure Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Infrastructure Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Infrastructure Company securities.

KAFA also manages Kayne Anderson NextGen Energy & Infrastructure, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF”, and Kayne Anderson Renewable Infrastructure Fund, an open-end investment company.

In addition to closed-end and open-end investment companies, KAFA and KACALP manage several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our common stock. See “Proposal: Merger—Market and Net Asset Value Information—Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of September 30, 2021, we considered Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. to be affiliates. Kevin McCarthy is a Vice Chairman of KACALP, the managing member of KAFA. Mr. McCarthy also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). We believe that we are an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of our and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of PAGP, PAA and PAGP-AAP may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms; provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue; and provisions in our Bylaws electing to be subject to the anti-takeover measures provided by the Maryland Control Share Acquisition Act. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. From the beginning of the calendar year until September 30, 2021, our common stock has traded at an average discount of 11.9% to net asset value per share. This discount may persist or widen, and there is no assurance that our common stock will trade at a premium again. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Proposal: Merger — Description of Securities.”

PROPOSAL: APPROVAL OF MERGER AGREEMENT

The Board of Trustees of FMO, including the Independent Trustees, has unanimously approved the Merger Agreement and directed that the Merger Agreement be submitted to the FMO shareholders for consideration. At the closing of the Merger, FMO will be merged with and into KYN, with FMO’s shares converted into shares of KYN common stock (although cash will be distributed in lieu of fractional shares). FMO will then cease its separate existence under Delaware law and terminate its registration under the 1940 Act. The aggregate NAV of KYN common shares received by FMO shareholders in the Merger will equal the aggregate NAV of FMO shares held on the business day prior to closing of the Merger (excluding cash distributed by KYN for fractional shares). KYN will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

Following a significant decrease in FMO’s size and the fund’s long-term underperformance, the Board of Trustees considered whether other alternatives may better serve the interests of FMO and its shareholders. After considering multiple alternatives, and taking into consideration management’s belief that, although FMO remains viable as a standalone fund at least in the short-term, it could potentially face challenges as a result of its smaller asset size, the Board concluded that the most viable alternatives were to (1) liquidate FMO by selling its assets and distributing the resulting proceeds to shareholders, or (2) effect a merger or reorganization into another investment company with a sufficiently similar investment objective, portfolio and strategy. Therefore, if the Merger is not approved by shareholders of FMO, the Merger will not occur and the FMO Board will consider other options, including liquidation. As explained in more detail below, an alternative of liquidation would have adverse tax consequences. If the Merger is not approved by shareholders of FMO, KYN will continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course.

Reasons for the Merger and Board Considerations

The Merger seeks to combine two companies with similar portfolios and investment objectives. Each Company has an investment portfolio consisting in substantial part of Energy Infrastructure Companies. Each Company is also taxed as a corporation. The Merger will also permit FMO to pursue this investment objective and strategy in a larger fund that will not only include core holdings of MLPs and other midstream energy companies, but will also retain a more diversified portfolio with exposure to renewable infrastructure companies and utilities.

The Board received information regarding the proposed Merger, including the rationale for the Merger and management’s consideration of alternatives to the Merger. The Board also received materials, including in response to certain requests, outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. In unanimously approving the Merger, FMO’s Board of Trustees, including its Independent Trustees, determined that participation in the Merger is in the best interests of FMO and its shareholders. Before reaching this conclusion, the Board engaged in a review process relating to alternatives for FMO, including the proposed Merger. The Board, including the Independent Trustees, considered these alternatives at meetings held at various occasions in 2020 and 2021 and unanimously approved the Merger Agreement at a meeting held on September 15, 2021. The Board, including the Independent Trustees, directed that the Merger be submitted to a shareholder vote, and that the costs of the Merger not be borne by FMO.

In making this determination, after having engaged in due diligence of both KAFA and KYN, the Board considered, among other things, (i) the expected benefits of the transaction for FMO and (ii) the fact that both Companies have similar investment objectives and investment strategies. As of September 30, 2021, of the 17 different holdings in FMO’s portfolio, KYN already held 11 of those, reflecting an overlap of 78% based on market values. FMO’s investment objective is to provide a high after-tax total return with an emphasis on current distributions paid to shareholders. Under normal market conditions, FMO invests at least 80% of its managed assets in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies. KYN’s similar investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. KYN intends to achieve its investment objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies, which include Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies. The Combined Company will pursue KYN’s investment objective and follow KYN’s investment strategies and policies.

GFIA, the investment adviser to FMO, recommended that the Board of FMO approve the Merger based on GFIA’s belief that the Merger will benefit FMO shareholders. The potential benefits and other factors considered by FMO’s Board included the following, among others:

Avoiding the adverse tax consequences of a liquidation of FMO.

A liquidation of FMO would require the fund to sell all of its investments. Sales could result in taxable gains at the fund level. In addition, due to the adverse impact of ordinary gain recapture on the sale of FMO’s master limited partnership (“MLP”) holdings, FMO would likely incur incremental income taxes. Based on estimates of FMO’s portfolio as of May 31, 2021, as well as its loss carryforwards that could be used to reduce taxable gains, a liquidation of FMO on that date would result in FMO paying approximately $6 million in federal and state corporate income taxes.

In addition, a liquidation of FMO would be taxable to FMO’s shareholders. Shareholders of FMO who have a tax basis in their shares that is less than the net proceeds to be received for those shares would incur income taxes on amounts in excess of their tax basis to the extent the shares are held in a taxable account.

The Merger would be non-taxable to FMO and its shareholders (except with respect to cash received in lieu of fractional KYN shares). That means FMO’s shareholders could receive shares in KYN in exchange for their FMO shares and decide to remain invested in KYN or sell those shares when desired based on their personal investment and tax circumstances (which sale will be taxable) rather than being forced to recognize a taxable event on the date of a liquidation.

FMO’s shareholders could benefit from the larger asset base and market capitalization of the Combined Company.

GFIA informed the Board that it believes that FMO’s limited size results in less flexibility with respect to its leverage arrangements and further that FMO’s smaller portfolio may reduce its ability to negotiate favorable terms for investment transactions. KYN, by contrast, has a much larger asset base for its portfolio and therefore has greater potential to utilize a broader range of leverage instruments and greater financial flexibility. KYN’s ability to effect larger investment transactions may give it greater ability to negotiate better investment terms and also to source and structure investments in private placements that could be otherwise unavailable to FMO shareholders.

GFIA also believes that FMO’s limited market capitalization also means its shareholders may have less liquidity and market depth for their shares and that the larger market capitalization of the Combined Company relative to FMO may provide an opportunity for enhanced market liquidity over the long term. Greater market liquidity often leads to a narrowing of bid-ask spreads and a reduction in price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. FMO shareholders will be part of a much larger company with significantly higher trading volume.

	KYN	FMO	Pro Forma Combined Company
Equity capitalization ($ in millions)	$1,003	$74	$1,076
90-day average daily trading volume (in thousands of shares)	510	35	N/A

As of August 31, 2021.

Relative performance history of each Company.

As part of the consideration for the Merger, the Board reviewed and evaluated the relative performance history of each Company over different time periods compared to each other as well as other comparable closed-end funds. In particular, the Board noted the relatively more favorable longer term net performance of KYN, as shown below. Of note, these performance figures are inclusive of all expenses, including the cost of leverage.

		Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 12/31/04(2)
KYN	59.4%	-37.5%	-22.4%	-11.6%	56.3%
FMO	75.9%	-73.6%	-70.7%	-66.4%	-45.5%

(1)	Total return figures are based on relative net asset values, rather than stock prices, and are shown as of August 31, 2021. Return figures reflect the total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while FMO commenced operations in December 2004. Returns for the period since December 31, 2004 represent the applicable total return of the Companies since the first month-end following FMO’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The increase in management fees is substantially offset by the reduction of other operating expenses (excluding leverage expenses).

The following is a comparison of FMO’s and KYN’s fees and expenses.

	Annualized for the Six Months Ended May 31, 2021 (Unaudited)
% of Average Total Assets(1)	KYN	FMO
Management fees (net of fee waiver)(2)	1.36%	1.00%
Other expenses	0.19%	0.59%
Subtotal	1.55%	1.59%
Interest expense and distributions on mandatory redeemable preferred stock(3)(4)	1.07%	0.21%
Total expenses	2.62%	1.80%

% of Average Net Assets(4)
Total expenses	3.52%	2.17%

(1)	Expenses presented as a % of “average total assets” as calculated for purposes of KYN and FMO’s management fee.

(2)	For discussion of KYN fee waiver see “Proposal: Approval of Merger Agreement—Investment Objectives and Policies and Policies of KYN—Management —Investment Management Agreement—KYN.”

(3)	As of May 31, 2021, KYN’s leverage consisted of $92 million of credit facility borrowings, $226 million of senior unsecured notes and $102 million of MRP Shares. KYN’s interest and distributions on MRP Shares includes the amortization of debt and preferred share offering costs. As of May 31, 2021, FMO’s leverage consisted of $10 million of reverse repurchase agreements and $5 million of credit facility borrowings.

(4)	A comparison of the cost of leverage between KYN and FMO is made difficult by the different types of leverage employed as well as the difference in leverage levels.

For the six months ended May 31, 2021, KYN’s annualized operating expense ratio (before interest, distributions on mandatory redeemable preferred stock (“MRP Shares”) and taxes) as a percent of average total assets was less than that of FMO. The Merger is expected to result in an increase in total expenses as a percentage of net assets for FMO shareholders. The increase in total expenses as a percentage of net assets for FMO’s shareholders is primarily the result of (1) the higher investment management fee of the Combined Company relative to FMO, (2) the higher use of leverage employed by KYN relative to FMO (for the period presented) and the different types of leverage instruments employed by KYN and FMO and (3) a larger deferred tax liability at KYN as compared to FMO. For a more detailed presentation of expenses as a percentage of net assets, please see “Summary—Proposal: Merger—Fees and Expenses of Common Shareholders as of May 31, 2021.”

Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative fees, custodial services and investment management fees that are based on assets under management). As a result of the Merger, the Combined Company would eliminate the duplication of such fixed expenses. There could also be an opportunity to reduce variable expenses based on the assets of the Combined Company. KYN expects that the Combined Company will have an operating expense ratio as a percentage of total assets (before interest, dividends on MRP Shares and taxes) that is less than FMO’s current operating expense ratio, driven by estimated aggregate cost savings of approximately $0.4 million annually.

KYN’s Use of Leverage.

FMO and KYN each have existing leverage. It is anticipated that the Combined Company will utilize KYN’s leverage strategy, which includes a credit facility, notes and preferred stock. Currently, FMO utilizes leverage through a committed credit facility and reverse repurchase agreements. As noted above, KYN’s total expense ratio is higher than FMO’s total expense ratio due in part to higher leverage costs. This is a function of a higher percentage of leverage employed by KYN and a higher weighted average cost on KYN’s borrowings.

KYN believes it is important to have a meaningful portion of its leverage in the form of multi-year, committed financing in order to mitigate refinancing risk on such borrowings. In addition, KYN believes that a material amount of its leverage should be fixed rate as opposed to floating rate to mitigate the impact rising interest rates would have on the cost of such borrowings. The difference in cost between KYN’s and FMO’s leverage is more pronounced in the current low rate environment. Furthermore, KYN believes there are benefits of having a portion of its leverage in the form of preferred stock as the regulatory coverage requirements for preferred stock are lower, providing more flexibility during market downturns. This flexibility was beneficial to KYN during the market downturn in 2020. In reviewing KYN’s use of leverage, the FMO Board noted the relative performance of each Company.

FMO shareholders may benefit from exposure to a broader range of investment opportunities through KYN.

KYN invests in a broader range of Energy Infrastructure Companies, including utility companies and renewable infrastructure companies. Gaining exposure to a broader range of investment opportunities may contribute positively to future performance to the benefit of FMO shareholders.

No gain or loss is expected to be recognized by shareholders of either Company for U.S. federal income tax purposes as a result of the Merger.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes. Shareholders of FMO are not expected to recognize any gain or loss for federal income tax purposes as a result of the Merger (except with respect to cash received in lieu of fractional KYN shares). See “Material U.S. Federal Income Tax Consequences of the Merger.”

The expectation is that FMO shareholders should carry over to KYN the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Merger is treated as tax-free as intended.

Based on the intended tax treatment of the Merger, the aggregate tax basis of KYN common stock received by a shareholder of FMO should be the same as the aggregate tax basis of the shares of FMO surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of KYN common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Merger.”

The exchange will take place at the Companies’ relative NAV per share.

The aggregate net asset value of the KYN shares that FMO shareholders will receive in the Merger is expected to equal the aggregate net asset value that FMO shareholders owned immediately prior to the Merger. No fractional common shares of KYN will be issued to shareholders in connection with the Merger, and FMO shareholders will receive cash in lieu of such fractional shares.

No cost to FMO to effect the Merger.

The costs of the Merger would not be borne by FMO. FMO’s expenses associated with effecting the Merger will be paid either by KAFA or GFIA.

GFIA will not receive any payment in connection with the Merger.

GFIA will not receive any payment from KYN, KAFA or any of their affiliates in connection with the Merger.

Shareholder rights are expected to be preserved.

Although KYN is organized as a Maryland corporation and FMO is organized as a Delaware statutory trust, common shareholders of each of KYN and FMO have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Company and have no preemptive, conversion, or exchange rights. While Delaware has no corresponding statute, KYN has opted into the Maryland Control Share Acquisition Act, which could limit the voting rights of holders of shares acquired in a control share acquisition.

As a statutory merger, certain obligations of FMO would be assumed by KYN.

As a statutory merger, FMO’s obligations to the Independent Trustees under its Declaration of Trust and pursuant to FMO’s indemnification agreement with the Independent Trustees, will become obligations of KYN following the Merger.

KAFA is an experienced advisor with a large team dedicated to managing energy infrastructure closed-end funds.

KAFA’s professionals have many years of experience in managing energy infrastructure funds and investments, including the specialty in-depth technical expertise in financial accounting and management of funds treated as corporations for tax purposes. Shareholders of the Combined Company would benefit from the continuing experience and expertise of KAFA and its commitment to the very similar investment style and strategies to be used in managing the assets of the Combined Company. As part of the due diligence process, the Board of Trustees of FMO received information about KAFA and its management of KYN and met with the Chairman and Chief Executive Officer of KYN and management of KAFA.

KYN has an experienced board overseeing the interests of its stockholders.

As part of the due diligence process, members of the Board of Trustees of FMO met with members of the Board of Directors of KYN and reviewed information about their qualifications and oversight activities.

Based on its consideration of the Merger, the Board of FMO recommends that shareholders approve of the proposed Merger. The Board’s determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to FMO and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

This section relates to KYN and its Investment Objective and Policies (other parts of this document relate to both KYN and FMO). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

Investment Objectives and Policies of KYN

Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our investment objective and investment policies are substantially similar, but not identical, to those of FMO. For a comparison of the Companies, see “— Comparison of the Companies.”

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The following are our non-fundamental investment policies, under normal market conditions:

●	We intend to invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies.

●	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

●	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

●	We may invest up to 15% of our total assets in any single issuer.

●	We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

●	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

●	Under normal market conditions, our policy is to utilize our Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, (ii) debt securities of Energy Infrastructure Companies, and (iii) equity and debt securities of other public and private issuers.

Description of Energy Infrastructure Companies

Energy Infrastructure Companies consist of (i) Midstream Energy Companies, (ii) Renewable Infrastructure Companies and (iii) Utility Companies, each of which is described in further detail below.

Description of Midstream Energy Companies

Midstream Energy Companies are companies that primarily own and operate Midstream Assets, which are the assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities. Midstream Energy Companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of our investment policies, Midstream Energy Companies include companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Renewable Infrastructure Companies

Renewable Infrastructure Companies are companies that own and/or operate Renewable Infrastructure Assets, which are assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen. For purposes of our investment policies, Renewable Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

Utility Companies

Utility companies are companies that own and/or operate Utility Assets, which are assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam. For purposes of our investment policies, Utility Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

Investment Practices

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains and/or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same issuer or in issuers that operate in the same industry. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 80% of our total assets in Energy Infrastructure Companies, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. For purposes of our investments in MLPs, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units. The sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains and/or ordinary income, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains and/or ordinary income may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “— Certain Federal Income Tax Matters.”

Use of Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets, including proceeds from such Leverage Instruments (which equates to 35% - 45% of our net asset value as of May 31, 2021). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of May 31, 2021, our Leverage Instruments represented approximately 25% of our total assets. At May 31, 2021, our asset coverage ratios under the 1940 Act were 495% and 375% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide an approximate 35% cushion relative to our financial covenants (i.e., market values could decline by approximately 35% before our asset coverage ratios would be equal to our financial covenants). Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this joint proxy statement/prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on unsecured notes (“Notes”) and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, while the MRP Shares are outstanding, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 225% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our common stock. See “— Investment Objective and Policies of KYN — Our Portfolio —Temporary Defensive Position.”

Effects of Leverage

As of May 31, 2021, we had $226.2 million, aggregate principal amount, of fixed rate Notes outstanding.

As of May 31, 2021, we had $92.0 million of outstanding borrowings under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, N.A. and Stifel Bank and Trust may vary between one-month LIBOR plus 1.30% and one-month LIBOR plus 2.15%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.30% per annum based on asset coverage ratios as of May 31, 2021. We pay a commitment fee equal to a rate of 0.20% per annum on any unused amounts of the $170 million commitment for the revolving credit facility. Our revolving credit facility has a one-year term maturing on February 25, 2022.

As of May 31, 2021, we had $101.7 million aggregate liquidation value of MRP Shares outstanding.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 3.12%. Income generated by our portfolio as of May 31, 2021 must exceed 1.14% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 25.4% of our total assets (actual leverage at May 31, 2021), and our estimated leverage costs of 3.12%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Common Stock Total Return	(15.9)%	(8.8)%	(1.6)%	5.5%	12.7%

Common stock total return is composed of two elements: common stock distributions paid by us and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

Comparison of the Companies

Each Company has an investment portfolio consisting in substantial part of energy infrastructure companies and has similar investment objective and strategies. Each Company is also taxed as a corporation. The table below provides a more detailed comparison of the Companies.

KYN	FMO

Organization:

Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act	Delaware statutory trust registered as a non-diversified, closed-end management investment company under the 1940 Act
Fiscal Year End: November 30 Investment Advisor:
KA Fund Advisors, LLC	Guggenheim Funds Investment Advisors, LLC
Investment Sub-Advisor:
None	Tortoise Capital Advisors, L.L.C.
Investment Advisory Fee Structure:
1.375% of average total assets(1)	1.00% of the average daily value of FMO’s Managed Assets(2)
Net Assets as of May 31, 2021:
$1,155 million	$88 million
Leverage as of May 31, 2021:
25.4% of total assets	14.4% of total assets
Listing of Common Shares:
NYSE: KYN	NYSE: FMO
Investment Objective:
Provide a high after-tax total return with an emphasis on making cash distributions to stockholders.	Provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders
Fundamental Investment Policies:
Without appropriate approval, KYN may not:	Without appropriate approval, FMO may not:
● Change the investment objective listed above ● Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments

●         Change the investment objective listed above

●         Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law

KYN	FMO

● Purchase or sell commodities	● Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law
● Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC	● Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law
● Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)	● Make loans of money or property to any person, except (a) to the extent that securities or interests in which FMO may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of FMO’s total managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
● Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws	● Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws
● Concentrate its investments in a particular “industry” (other than investments in the Energy Infrastructure Industry and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)	● Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) investments in MLP entities, which will be concentrated in the industry or group of industries that comprise the energy sector, (b) investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (c) when the Fund has taken a temporary defensive position, or (d) as otherwise permitted by applicable law. “MLP entities” means MLPs and affiliates of MLPs that own primarily general partner interests, or, in some cases, subordinated units, registered or unregistered common units or other limited partner units in an MLP.

KYN	FMO

Non-fundamental Investment Policies:

● Invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies	● Invest at least 80% of Managed Assets in energy infrastructure MLPs and other energy infrastructure companies under normal market conditions(3)
● Invest at least 50% of total assets in publicly traded securities of Energy Infrastructure Companies

●         Invest up to 50% of total assets in unregistered or otherwise restricted securities

●         Invest up to 15% of total assets in any single issuer.

●         Invest up to 20% of total assets in debt securities, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality

●         Up to one-quarter of permitted investments in debt securities (or up to 5% of total assets) invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies

●         Permitted use of derivative investments and engagement in short sales to hedge against interest rate, market and issuer risks

●         Use Leverage Instruments in an amount that represents approximately 25%-30% of total assets, including proceeds from such Leverage Instruments

●         Invest up to 40% of Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of energy infrastructure MLPs and other energy infrastructure companies and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies

●         Invest up to 15% of Managed Assets, at the time of purchase, in securities of any single issuer.

●         Invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs, other energy infrastructure companies and other issuers, including debt securities rated below investment grade

●         Permitted use of derivative investments and engagement in short sales under limited circumstances

●         Under current market conditions, FMO targets financial leverage of 22% to 28% of Managed Assets

●         Invest up to 20% of Managed Assets in equity securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies

Tax Treatment:

Corporation for federal income tax purposes

(1)	KAFA has entered into a fee waiver agreement with KYN with a current term through April 2022. The management fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.0 billion, a fee of 1.250% on average total assets between $4.0 billion and $6.0 billion, a fee of 1.125% on average total assets between $6.0 billion and $8.0 billion and a fee of 1.000% on average total assets in excess of $8.0 billion. Any amount waived by KAFA pursuant to the fee waiver agreement may not be recouped. For the six months ended May 31, 2021, KYN paid management fees at an annual rate of 1.359% of average quarterly total assets (as defined in the investment management agreement). See “— Management — Investment Management Agreement — KYN.”
(2)	In regards to advisory fees and sub-advisory fees, “Managed Assets” means the total assets of FMO (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
(3)	FMO considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third party industry or sector classification consistent with the energy infrastructure designation.

KYN Management

Directors and Officers

KYN’s business and affairs are managed under the direction of its Board of Directors, including supervision of the duties performed by KAFA. KYN’s Board of Directors currently consists of six directors, five of whom are considered to be “Independent Directors” as defined in the 1940 Act. The Board of Directors elects the Company’s officers, who serve at the Board’s discretion, and are responsible for day-to-day operations.

Investment Adviser

KAFA is KYN’s investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing KYN’s business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of the Company’s portfolio is led by J.C. Frey, James C. Baker and Jody C. Meraz. Mr. Frey has served as a portfolio manager for KYN since its inception in 2004. Mr. Baker has served as portfolio manager since November 2017 and Mr. Meraz has served as a portfolio manager since 2019. Each portfolio manager is jointly and primarily responsible for the day-to-day management of each Company’s portfolio. The portfolio managers draw on the support of the investment team in Kayne Anderson’s Energy Infrastructure group, as well as the experience and expertise of the Company’s officers and other senior professionals at Kayne Anderson.

Portfolio Management

J.C. Frey is a Managing Partner of Kayne Anderson and Co-Managing Partner of KAFA. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in energy infrastructure securities, including service as a co-portfolio manager, Executive Vice President of KYN and Kayne Anderson NextGen Energy & Infrastructure, Inc. (KMF). Mr. Frey began investing in energy infrastructure on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s funds focused on energy infrastructure investments since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a B.S. degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker is a Managing Partner of Kayne Anderson and Co-Managing Partner of KAFA. Mr. Baker is Chairman, President and Chief Executive Officer of KYN and KMF. Mr. Baker is President and Chief Executive Officer of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. Mr. Baker has been involved in various capacities in Kayne Anderson’s energy infrastructure investments since joining the firm in 2004. Prior to joining Kayne Anderson, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker received a B.B.A. degree in Finance from the University of Texas at Austin in 1995 and an M.B.A. degree in Finance from Southern Methodist University in 1997.

Jody C. Meraz is a Partner and Senior Managing Director for Kayne Anderson. He serves as Senior Vice President and portfolio manager of KYN and KMF. Mr. Meraz is responsible for overseeing equity research for the firm’s energy infrastructure group and providing portfolio management of several public and private energy infrastructure investment portfolios, including Kayne Anderson Renewable Infrastructure Partners, L.P., Kayne Anderson Renewable Infrastructure Fund, and Kayne Equity Yield Strategies, L.P. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. degree in Economics from The University of Texas at Austin in 2001 and an M.B.A. degree in Finance and Economics from the University of Chicago in 2010.

Company Management

Terry A. Hart is a Partner and Senior Managing Director of Kayne Anderson. Mr. Hart serves as KYN and KMF’s Chief Financial Officer, Treasurer and Assistant Secretary. Prior to joining Kayne Anderson in 2005, Mr. Hart was most recently a senior vice president and controller at Dynegy, Inc. Prior to that, Mr. Hart served as assistant treasurer and director of structured finance. He began his finance and accounting career in 1992 with Illinova Corporation, which was acquired by Dynegy, Inc. in 2000. Mr. Hart earned a B.S. in Accounting from Southern Illinois University in 1991 and an M.B.A. from the University of Illinois in 1999.

Ron M. Logan, Jr. is a Partner and Senior Managing Director of Kayne Anderson. Mr. Logan serves as Senior Vice President of KYN and KMF, and as portfolio manager of KMF. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a B.S. degree in Chemical Engineering from Texas A&M University in 1983 and an M.B.A. degree from the University of Chicago in 1994.

Michael J. O’Neil is the Chief Compliance Officer of Kayne Anderson. Mr. O’Neil serves as KYN and KMF’s Chief Compliance Officer and Secretary. Prior to joining Kayne Anderson, Mr. O’Neil was a compliance officer at BlackRock Inc., where he was responsible for regulatory compliance matters related to trading and portfolio management activities across equity, fixed income and alternative assets. Mr. O’Neil earned a B.A. in International Business and Management from Dickinson College and an M.B.A. from Boston University.

A. Colby Parker is a Controller of Kayne Anderson. Mr. Parker serves as Vice President and Assistant Treasurer of KYN and KMF. Prior to joining Kayne Anderson, Mr. Parker was a senior associate in Ernst & Young’s Houston assurance practice where he performed audits of various public and private companies. Mr. Parker earned a B.B.A. in Accounting and a M.S. in Finance from Texas A&M University in 2010 and is a Certified Public Accountant in the State of Texas.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement.”

Investment Management Agreement

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver.

KAFA has also agreed to a contractual fee waiver agreement with KYN. The fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current management fee waivers:

KYN Asset Tiers for Fee Waiver	Management Fee Waiver	Applicable Management Fee(1)
$0 to $4.0 billion	0.000%	1.375%
$4.0 billion to $6.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

For the six months ended May 31, 2021, KYN paid management fees at an annual rate of 1.359% of quarterly average total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on May 1, 2021, so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 25% of its total assets as of May 31, 2021. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement is available in KYN’s May 31, 2021 Semi-Annual Report to Stockholders.

Control Persons

As of September 30, 2021, there were no persons who owned more than 25% of KYN’s outstanding voting securities, and we believe no person should be deemed to control KYN, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of September 30, 2021, KYN was not aware of any persons of record who beneficially owned 5% or more of KYN’s outstanding common stock.

FMO Management

Trustees and Officers

FMO’s Board of Trustees is responsible for the oversight and management of FMO, including general supervision of the duties performed by GFIA and Tortoise Capital Advisors, L.L.C. (“Tortoise).

The Adviser

GFIA, a wholly-owned subsidiary of Guggenheim Partners, acts as FMO’s investment adviser pursuant to an investment advisory agreement between FMO and GFIA (the “Advisory Agreement”). GFIA is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. GFIA is a Delaware limited liability company, with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.

Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

Pursuant to the Advisory Agreement, FMO pays to GFIA a fee, payable monthly, in an annual amount equal to 1.00% of FMO’s average Managed Assets (from which GFIA pays the sub-adviser, Tortoise, a fee, payable monthly, in an annual amount equal to 0.50% of FMO’s average Managed Assets).

GFIA furnishes offices, necessary facilities and equipment, provides administrative services to FMO, oversees the activities of FMO’s sub-adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of FMO who are its affiliates.

In addition to the fees of GFIA, FMO pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with GFIA), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of FMO’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in FMO’s semi-annual report to shareholders for the period ended May 31, 2021.

Because GFIA’s fee is based upon a percentage of FMO’s Managed Assets, GFIA’s fee will be higher to the extent FMO employs financial leverage.

The Sub-Adviser

Tortoise acts as FMO’s sub-adviser pursuant to an investment sub-advisory agreement among FMO, GFIA and Tortoise (the “Sub-Advisory Agreement”). Tortoise is a Delaware limited liability company.

Pursuant to the Sub-Advisory Agreement, GFIA pays to Tortoise a fee, payable monthly, in an annual amount equal to 0.50% of FMO’s average managed assets.

Tortoise, under the supervision of GFIA and FMO’s Board of Trustees, provides a continuous investment program for FMO’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of FMO (if any) who are its affiliates.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees is available in FMO’s semi-annual report to shareholders for the period ending May 31, 2021.

Fee Waiver

Each of GFIA and Tortoise has agreed to waive the advisory fees and sub-advisory fees, respectively, payable with respect to the assets attributable to common shares issued pursuant to FMO’s shelf registration statement, for the first three months after such common shares were issued and to waive half of such advisory fees and sub-advisory fees payable with respect to assets attributable to such common shares for the subsequent three months. All outstanding common shares share pro rata in the reduced advisory fees with respect to the assets attributable to common shares issued pursuant to FMO’s shelf registration statement.

Control Persons

As of September 30, 2021, there were no persons who owned more than 25% of FMO’s outstanding voting securities, and we believe no person should be deemed to control FMO, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of September 30, 2021, FMO was not aware of any persons of record who beneficially owned 5% or more of FMO’s outstanding common stock, except for:

First Trust Portfolios L.P., First Trust

Advisors L.P., and The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Shares Owned: 1,737,770

Percentage Owned: 24.5%

Capitalization

The table below sets forth the capitalization of KYN and FMO as of May 31, 2021, and the pro forma capitalization of the Combined Company as if the Merger had occurred on that date. The information presented in the table is for informational purposes only. If the Merger is consummated, the actual capitalization is likely to be different on the closing date of the transaction as a result of trading activity and changes in net asset value.

	As of May 31, 2021
	KYN	FMO	Pro Forma Combined KYN
	($ in thousands, except per share data)
Cash and Cash Equivalents	$2,187	$2,591	$4,778
Reverse Repurchase Agreements(1)	—	9,851	—
Credit Facility(1)	92,000	5,192	107,043
Term Loan(3)	—	—	—
Notes	226,163	—	226,163
Mandatory Redeemable Preferred Stock(2):
Series P MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (402,678 shares issued and outstanding, 402,678 shares authorized)	10,067	—	10,067
Series R MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,673,119 shares issued and outstanding, 1,673,119 authorized)	41,828	—	41,828
Series S MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,990,998 shares issued and outstanding, 1,990,998 authorized)	49,775	—	49,775
Common Stockholders’ Equity:
Common stock, ($0.001 par value per KYN share, $0.01 par value per FMO share; 195,933,205 KYN shares, unlimited FMO shares and 195,933,205 Combined Company shares authorized; 126,447,554 KYN shares, 7,008,154 FMO shares and 136,104,114 Combined Company shares issued and outstanding)(2)(4)	$126	$71	$136
Paid-in capital(4)	1,861,562	90,846	1,952,269
Total distributable earnings (loss)	(707,137)	(2,746)	(709,883)
Net assets applicable to common stockholders	$1,154,551	$88,171	$1,242,522
Shares of common stock outstanding	126,447,554	7,008,154	136,104,114
Net asset value per share	$9.13	$12.44	$9.13

(1)	As of May 31, 2021, KYN and FMO had credit facility borrowings and FMO had amounts outstanding under its reverse repurchase agreements. The pro forma Combined Company assumes the termination of FMO’s credit facility and reverse repurchase agreements and a subsequent increase in KYN’s credit facility to absorb the amount of outstanding FMO borrowings as of May 31, 2021.

(2)	Neither KYN nor FMO holds any of its common stock or preferred stock for its own account.

(3)	On August 6, 2021, KYN entered into a $50 million unsecured term loan agreement (“Term Loan”). The Term Loan has a three-year term, maturing August 6, 2024.

(4)	Reflects the capitalization adjustments giving the effect of the transfer of shares of KYN which FMO stockholders will receive as if the Merger had taken place on May 31, 2021. Costs related to the Merger, borne by the KYN are currently estimated to be approximately $200,000 or 0.02% of pro forma Combined Company net assets, which equates to $200,000 for KYN and zero for FMO as of May 31, 2021. The $200,000 of the estimated Merger costs are related to out of pocket legal expenses to be borne by KYN.

Automatic Dividend Reinvestment Plan

This section relates to KYN and its Automatic Dividend Reinvestment Plan (other parts of this document relate to both KYN and FMO). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

Governing Law

KYN is organized as a corporation under the laws of the State of Maryland, and FMO is a statutory trust organized under the laws of the State of Delaware. KYN was formed in June 2004 and began investment activities in September 2004 after its initial public offering. FMO was formed in October 2004 and began investment activities in December 2004 after its initial public offering.

Each Company is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Company is registered as a non-diversified, closed-end management investment company under the 1940 Act.

Description of Securities

Except as otherwise indicated, this section contains a Description of Securities issued (or to be issued) by KYN. Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following description of securities issued or to be issued by KYN is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Although KYN is organized as a Maryland corporation and FMO is organized as a Delaware statutory trust, common shareholders of each of KYN and FMO have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Company and have no preemptive, conversion, or exchange rights. While Delaware has no corresponding statute, KYN has opted into the Maryland Control Share Acquisition Act, which could limit the voting rights of holders of shares acquired in a control share acquisition.

FMO Shares

As of May 31, 2021, FMO had 7,088,154 shares issued and outstanding (with an unlimited number of authorized shares). FMO’s shares are listed on the NYSE under the symbol “FMO.”

As of May 31, 2021, FMO did not hold any of its shares for its own account.

KYN Common Stock

General

As of May 31, 2021, KYN had 126,447,554 shares of common stock issued and outstanding (out of an authorized total of 195,933,205). Shares of KYN’s common stock are listed on the NYSE under the symbol “KYN.”

As of May 31, 2021, KYN did not hold any of its common stock or preferred stock for its own account.

All common stock offered pursuant to this joint proxy statement/prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this joint proxy statement/prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

●	market conditions;

●	the timing of our investments in portfolio securities;

●	the securities comprising our portfolio;

●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

●	the amount and timing of the use of borrowings and other leverage by us;

●	the effects of leverage on our common stock (discussed under “— Effects of Leverage”);

●	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

●	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions

So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have declared and paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; and (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%. In determining whether a distribution may be made to holders of common stock under Maryland law, amounts that would be needed, if the Company were to be dissolved, to satisfy the liquidation preference of the MRP Shares will not be added to the Company’s total liabilities.

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes and (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300%, in each case, after giving effect to such distribution.

Liquidation Rights

Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the MRP Shares. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock, as a class, have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

This section includes a brief description of KYN’s currently outstanding preferred stock. As of May 31, 2021, FMO had no outstanding preferred stock.

General

The table below sets forth the key terms of each series of KYN’s outstanding MRP Shares as of May 31, 2021:

Series	Shares Outstanding(1)	Liquidation Value ($ in millions)	Dividend Rate	Mandatory Redemption Date
P	402,678	$10	3.86%	October 2022
R	1,673,119	42	3.38%	February 2027
S	1,990,998	50	3.60%	February 2030
	4,066,795	$102

(1)	Each share has a liquidation preference of $25.00.

Preference

Our preferred stock (including the MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities (preferred stock), and we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). Pursuant to the terms of our MRP Shares, we may issue Parity Shares if, upon issuance we meet the asset coverage test of at least 225%. The MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General. Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Fixed Dividend Rate. Dividends on the MRP Shares will be payable quarterly. Dividend periods for each series of the MRP Shares will end on February 28, May 31, August 31 and November 30. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum) for each series of MRP Shares which may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Fixed Dividend Rate
P	3.86%
R	3.38%
S	3.60%

Adjustment to MRP Shares Fixed Dividend Rate—Ratings. So long as each series of MRP Shares are rated on any date no less than the equivalent of “A” by Fitch or some other rating agency, then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. If the lowest credit rating assigned on any date to the then outstanding MRP Shares is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch Equivalent	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period. The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to (i) pay directly the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) pay directly, or deposit irrevocably in trust in same-day funds with the paying agent by 1:00 p.m., New York City time, the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day (without adjustment for any credit rating change on such series of MRP Shares) plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12:00 noon, New York City time, all unpaid dividends and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to our willful failure) will be deemed to commence if the amount of any dividend or any redemption price due is within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “— Voting Rights.” Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions. Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock or any other junior securities. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption. We are required to redeem all of the Series P MRP Shares on October 29, 2022, all of the Series R MRP Shares on February 11, 2027 and all of the Series S MRP Shares on February 11, 2030 (each such date, a “Term Redemption Date”).

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us) to, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the MRP Shares within 180 days (60 days in the case of the Series R MRP Shares) prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption. We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

In addition to the rights to optionally redeem the MRP Shares described above, if the asset coverage with respect to outstanding debt securities and preferred stock is less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 12 days, nor more than 40 days’ notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

Mandatory Redemption. If, while any MRP Shares are outstanding, we fail to satisfy the asset coverage test as of any valuation date or fail to maintain compliance with the Level 3 Asset Test (as defined in our MRP Shares agreements) on the date of entering into an agreement to make an investment in any Level 3 Asset, and such failure is not cured as of the close of business on the date that is 30 days from such business day (any such day, an “Asset Coverage Cure Date”), the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage test as of the Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Asset Coverage Cure Date, except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding shares of a series of MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold.

Limitations on Distributions

So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, after giving effect to such distributions, (2) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (3) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (4) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up, the holders of MRP Shares then outstanding, together with the holders of any other shares of preferred stock ranking in parity with the MRP Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, but without interest, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights

Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the creation, authorization or issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, after giving effect to such transactions, (2) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (3) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market

Our MRP Shares are not listed on an exchange or an automated quotation system.

Ratings

As of May 31, 2021, each series of MRP Shares was rated “A+” by Kroll Bond Rating Agency (“KBRA”).

Debt Securities

This section includes a brief description of KYN’s currently outstanding debt securities. As of May 31, 2021, FMO had no outstanding debt securities.

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the preferred stock and the common stock.

General

As of May 31, 2021, we had $226 million aggregate principal amount of Notes. The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. The table below sets forth the key terms of each series of the Notes.

Series	Principal Outstanding ($ in millions)	Fixed Interest Rate	Maturity
CC	12	3.95%	May 2022
FF	17	3.57%	April 2023
GG	21	3.67%	April 2025
KK	32	3.93%	July 2024
JJ	16	3.46%	July 2021(1)
MM	27	3.26%	October 2022
NN	16	3.37%	October 2023
OO	15	3.46%	October 2024
PP	50	3-month LIBOR plus 1.25%	June 2026
QQ	20	1.81%	June 2025
	$226

(1)	Series JJ Notes were repaid upon their maturity in July 2021.

Interest

The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. In the event the credit rating on any series of Notes falls below “A-” (Fitch equivalent) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-”.

Limitations

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions related to asset coverage and portfolio composition. Included within these restrictions is a covenant that the Company will not enter into an agreement to make an investment in a Level 3 Asset (as defined in our Notes agreements) if, immediately after giving effect to such investment, the aggregate value of all Level 3 Assets of the Company would exceed 30% of total assets of the Company. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “— Preferred Stock — Limitations on Distributions.”

Prepayment

To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Notes at par plus 2%, so long as the amount of Notes redeemed does not cause our asset coverage to exceed 340%.

Events of Default and Acceleration of Notes; Remedies

Any one of the following events will constitute an “event of default” under the terms of the Notes:

●	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

●	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

●	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days;

●	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;

●	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

●	KAFA or one of its affiliates is no longer our investment adviser;

●	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

●	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

●	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or

●	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights

Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market

Our Notes are not listed on an exchange or automated quotation system.

Ratings

As of May 31, 2021, each series of our Notes was rated “AAA” by KBRA. In the event the credit rating on any series of our Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. We are required to maintain a current rating from one rating agency with respect to each series of Notes and are prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

Certain Provisions of the Maryland General Corporation Law and KYN’s Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the three classes will expire in 2022, 2023 and 2024. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record as of the time of giving notice by the stockholder and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record as of the time of giving notice and at the time of the meeting, entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Maryland Control Share Acquisition Act

We have elected to become subject to the Maryland Control Share Acquisition Act (the “MCSAA”), which could limit the voting rights of holders of shares acquired in a control share acquisition. The MCSAA provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition will not be entitled to vote its control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, (i.e., entitled to vote on the restoration of voting rights for the holder of the control shares). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third,

●	one-third or more but less than a majority, or

●	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval as described above. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the holder of control shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights for the holder of control shares are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved, subject to compliance with the 1940 Act. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the holder of control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for the holder of control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of KYN and adopted at any time before the acquisition of the shares. Stockholders (together with any associate (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions under the MCSAA. In addition, the KYN’s bylaws provide that the MCSAA will not apply to the voting rights of the holders of any preferred shares (but only with respect to such shares).

The MCSAA is designed to limit the ability of an acquiring person to achieve a short-term gain at the expense of our ability to pursue our investment objective and policies and to seek long-term value for the rest of our stockholders. Such a provision may discourage third parties from seeking to obtain control of us, which could have an adverse impact on the market price of our shares. There can be no assurance, however, that such a provision will be sufficient to deter activist investors that seek to cause us to take actions that may not be aligned with the interests of long-term stockholders.

Market and Net Asset Value Information

Shares of KYN’s and FMO’s common stock are listed on the NYSE under the symbols “KYN” and “FMO,” respectively. KYN’s and FMO’s common stock commenced trading on the NYSE on September 28, 2004 and December 28, 2004, respectively.

Each Company’s common stock has traded both at a premium and at a discount in relation to its net asset value. As of September 30, 2021, each Company’s common stock was trading at a discount to net asset value, and we cannot assure that the common stock will trade at a premium in the future. Any issuance of common stock may have an adverse effect on prices in the secondary market for the Companies’ common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for the common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following tables set forth for each of the fiscal quarters indicated the range of high and low closing sales price of the Companies’ common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which the Companies’ shares were trading. Net asset value is determined on a daily basis. See “—Net Asset Value” for information as to the determination of net asset value.

KYN

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2020
Fourth Quarter	$6.20	$3.91	$5.89	$6.90	-14.6%
Third Quarter	$7.13	$4.73	$4.82	$6.19	-22.1%
Second Quarter	$11.67	$2.00	$5.87	$7.07	-17.0%
First Quarter	$14.82	$11.11	$11.11	$11.85	-6.2%
Fiscal Year 2019
Fourth Quarter	$15.10	$12.33	$12.55	$13.89	-9.6%
Third Quarter	$16.00	$13.59	$14.12	$15.67	-9.9%
Second Quarter	$16.38	$14.86	$14.86	$16.51	-10.0%
First Quarter	$16.33	$12.52	$15.41	$16.75	-8.0%
Fiscal Year 2018
Fourth Quarter	$18.65	$15.43	$15.85	$16.37	-3.2%
Third Quarter	$19.60	$18.07	$18.53	$19.43	-4.6%
Second Quarter	$19.08	$16.09	$18.78	$18.70	0.4%
First Quarter	$20.24	$15.72	$17.41	$17.56	-0.9%

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On September 30, 2021, the last reported sales price of KYN’s common stock on the NYSE was $8.00, which represented a discount of approximately 11.6% to the NAV per share reported by KYN on that date.

As of September 30, 2021, KYN had approximately 126.4 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $1.1 billion.

FMO

	Quarterly Closing Sales Price(1)		Quarter-End Closing(1)
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2020
Fourth Quarter	$8.42	$5.27	$5.98	$7.76	-22.9%
Third Quarter	$12.95	$8.10	$8.48	$7.37	15.1%
Second Quarter	$28.90	$3.53	$10.40	$8.70	19.5%
First Quarter	$42.50	$27.90	$27.90	$30.10	-7.3%
Fiscal Year 2019
Fourth Quarter	$46.35	$34.50	$35.50	$38.75	-8.4%
Third Quarter	$51.40	$41.45	$44.20	$47.00	-6.0%
Second Quarter	$54.45	$48.95	$48.95	$51.70	-5.3%
First Quarter	$53.80	$42.05	$50.85	$54.05	-5.9%
Fiscal Year 2018
Fourth Quarter	$62.20	$46.45	$49.05	$52.90	-7.3%
Third Quarter	$66.10	$57.60	$60.75	$64.65	-6.0%
Second Quarter	$61.95	$52.05	$59.95	$61.50	-2.5%
First Quarter	$76.65	$54.70	$61.35	$60.50	1.4%

(1)	Closing sales price and net asset value per share reflect the 1-for-5 reverse share split.

(2)	As restated. NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(3)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On September 30, 2021, the last reported sales price of FMO’s shares on the NYSE was $10.65, which represented a discount of approximately 10.9% to the NAV per share reported by FMO on that date.

As of September 30, 2021, FMO had approximately 7.1 million shares outstanding and had net assets applicable to shareholders of approximately $84.7 million.

Performance Information

The performance table below illustrates the past performance of an investment in each Company. As shown in the table below, net asset value returns for KYN have exceeded those of FMO for the prior 3-, 5-, and 10-year periods, as well as since December 31, 2004 (shortly after FMO’s commencement of operations).

		Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 12/31/04(2)
KYN	59.4%	-37.5%	-22.4%	-11.6%	56.3%
FMO	75.9%	-73.6%	-70.7%	-66.4%	-45.5%

(1)	Total return figures are based on relative net asset values, rather than stock prices, and are shown as of August 31, 2021. Return figures reflect the total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while FMO commenced operations in December 2004. Returns for the period since December 31, 2004 represent the applicable total return of the Companies since the first month-end following FMO’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Net Asset Value

Calculation of Net Asset Value

KYN determines its net asset value on a daily basis and reports its net asset value on KYN’s website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of KYN’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of KYN’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. As a corporation, KYN is obligated to pay federal and state income tax on its taxable income. Accordingly, KYN accrues income tax liabilities and assets to account for taxes. As with any other asset or liability, KYN’s tax assets and liabilities increase or decrease its net asset value.

KYN invests a portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, KYN includes its allocable share of the MLP’s taxable income or loss in computing its taxable income or loss. KYN may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time, as new information becomes available, KYN will modify its estimates and/or assumptions regarding income taxes. To the extent KYN modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair value and tax cost basis of KYN’s investments, (ii) the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent KYN has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the Income Tax Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In KYN’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from KYN’s holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on KYN’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KYN holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by KYN’s Board of Directors, the following valuation process is used for such securities:

●	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

●	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

●	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

●	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

●	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2021, the Company held 11.7% of its net assets applicable to common stockholders (8.2% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). More information on the specific valuation techniques and classifications within the fair value hierarchy is available in Note 3 – Fair Value of KYN’s May 31, 2021 Semi-Annual Report to Stockholders.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Company may ultimately realize.

Financial Highlights

KYN

The Financial Highlights set forth below are derived from KYN’s financial statements, the accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2020 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KYN without charge upon request.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2021		For the Fiscal Year Ended November 30,
	(Unaudited)		2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$6.90		$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.05)		(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	2.58		(5.87)	(0.75)	2.74
Total income (loss) from operations	2.53		(6.21)	(1.01)	2.29
Common dividends(3)	—		—	—	(1.80)
Common distributions — return of capital(3)	(0.30)		(0.78)	(1.47)	—
Total dividends and distributions — Common	(0.30)		(0.78)	(1.47)	(1.80)
Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(4)
Effect of issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	(0.01)
Total capital stock transactions	—		—	—	(0.02)
Net asset value, end of period	$9.13		$6.90	$13.89	$16.37
Market value per share of common stock, end of period	$8.23		$5.89	$12.55	$15.85
Total investment return based on common stock market value(5)	46.3	%(6)	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(7)	38.5	%(6)	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,154,551		$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		2.3%	2.3%	2.3%
Other expenses	0.3		0.3	0.1	0.2
Subtotal	2.1		2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.4		3.6	2.1	1.9
Income tax expense(9)	5.3	(6)	—	—	—
Total expenses	8.8%		6.2%	4.5%	4.4%
Ratio of net investment income (loss) to average net assets(2)	(1.3)%		(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	32.1	%(6)	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	12.9	%(6)	22.3%	22.0%	25.8%
Average net assets	$995,505		$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(10)	$226,163		$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(10)	$92,000		$62,000	$35,000	$39,000
Term loan outstanding, end of period(10)	$—		$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(10)	$101,670		$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,447,554		126,420,698	126,326,087	118,725,060
Asset coverage of total debt(11)	494.8%		529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(12)	375.0%		334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.26		$2.88	$6.09	$6.52

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)	5.64
Total income (loss) from operations	(1.37)	2.19	(14.92)	4.88
Common dividends(3)	(0.53)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)	(0.25)
Total dividends and distributions — common	(1.90)	(2.20)	(2.63)	(2.53)
Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	—	0.03	0.06
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	0.01	—
Total capital stock transactions	(0.01)	(0.01)	0.04	0.06
Net asset value, end of period	$15.90	$19.18	$19.20	$36.71
Market value per share of common stock, end of period	$15.32	$19.72	$18.23	$38.14
Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(7)	(8.0)%	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%	2.4%
Other expenses	0.1	0.2	0.1	0.1
Subtotal	2.6	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4	1.8
Income tax expense(9)	—	7.9	—	8.3
Total expenses	4.6%	13.4%	5.1%	12.6%
Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%	13.2%
Portfolio turnover rate	17.6%	14.5%	17.1%	17.6%
Average net assets	$2,128,965	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(10)	$747,000	$767,000	$1,031,000	$1,435,000
Borrowings under credit facilities, end of period(10)	$—	$43,000	$—	$51,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$292,000	$300,000	$464,000	$524,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(11)	383.6%	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(12)	275.8%	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95	$13.23

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	8.72	4.27	2.91
Total income (loss) from operations	7.99	3.56	2.22
Common dividends(3)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)
Total dividends and distributions — common	(2.29)	(2.09)	(1.98)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	0.01	0.01
Total capital stock transactions	0.09	0.03	0.10
Net asset value, end of period	$34.30	$28.51	$27.01
Market value per share of common stock, end of period	$37.23	$31.13	$28.03
Total investment return based on common stock market value(5)	28.2%	19.3%	5.6%
Total investment return based on net asset value(7)	29.0%	13.4%	8.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.2	0.2
Subtotal	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3
Income tax expense(9)	14.4	7.2	4.8
Total expenses	19.0%	12.2%	9.7%
Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%
Portfolio turnover rate	21.2%	20.4%	22.3%
Average net assets	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(10)	$1,175,000	$890,000	$775,000
Borrowings under credit facilities, end of period(10)	$69,000	$19,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$449,000	$374,000	$260,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(11)	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(12)	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(3)	The characterization of the distributions paid for the six months ended May 31, 2021 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.
(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.
(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Unless otherwise noted, ratios are annualized.
(9)	For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.
(10)	Principal/liquidation value.
(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.
(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

FMO

The Financial Highlights set forth below are derived from FMO’s financial statements, the accompanying notes thereto and the report of Ernst & Young LLP thereon for the fiscal year ended November 30, 2020 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from FMO without charge upon request.

FMO FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	Six Months Ended May 31, 2021 (Unaudited)		Year Ended November 30, 2020	Year Ended November 30, 2019(g)	Year Ended November 30, 2018(g)	Year Ended November 30, 2017(g)	Year Ended November 30, 2016(g)
Per Share Data:
Net asset value, beginning of period	$7.76		$38.76	$52.92	$58.14	$73.82	$78.70
Income from investment operations: Net investment loss(a)(b)	(0.08)		(0.38)	(1.05)	(1.20)	(0.70)	(0.70)
Net gain (loss) on investments (realized and unrealized)(b)	5.25		(28.35)	(6.66)	2.98	(6.38)	4.42
Total from investment operations	5.17		(28.73)	(7.71)	1.78	(7.08)	3.72
Common shares’ offering expenses charged to paid-in-capital	—		—	—	—	(0.00)*	—
Less distributions from: Return of capital(c)	(0.49)		(2.27)	(6.45)	(7.00)	(8.60)	(8.60)
Total distributions to shareholders	(0.49)		(2.27)	(6.45)	(7.00)	(8.60)	(8.60)
Net asset value, end of period	$12.44		$7.76	$38.76	$52.92	$58.14	$73.82
Market value, end of period	$11.95		$5.98	$35.50	$49.05	$55.60	$74.10
Total Return(d)
Net asset value	67.64	%(i)	(77.09)%	(16.17)%	2.13%	(10.38)%	6.32%
Market value	109.28%		(80.66)%	(16.35)%	(0.69)%	(14.68)%	22.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$88,171		$55,018	$274,771	$375,079	$411,194	$496,831
Ratio of net expenses to average net assets of:
Including current and deferred income tax	(8.29	)%(h)	2.13%	(1.76)%	(7.04)%	(4.74)%	5.05%
Excluding current and deferred income tax(e)	2.17	%(h)	3.61%	4.02%	3.35%	2.55%	2.27%
Ratio of net investment income (loss) to average net assets:
Including current and deferred income tax	8.61	%(h)	(0.78)%	2.93%	7.88%	5.63%	(4.34)%
Excluding current and deferred income tax	(1.86	)%(h)	(2.26)%	(2.85)%	(2.50)%	(1.65)%	(1.56)%
Portfolio turnover rate	17%		45%	33%	41%	20%	24%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$5,192		$5,192	$93,000	$118,000	$118,000	$183,000
Asset Coverage per $1,000 of indebtedness(f)	$17,982		$11,597	$3,955	$4,179	$4,485	$3,715

*	Less than $0.005.

(a)	Based on average shares outstanding.
(b)	The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known.

(c)	For the years ended November 30, 2020, 2019, 2018, 2017 and 2016 approximately $0.00, $3.55, $1.85, $0.00, and $0.00 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns of the price obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the period ended May 31, 2021 and the years ended November 30 would be:

May 31, 2021 (Unaudited)	2020	2019	2018	2017	2016
1.92%(h)	2.32%	1.87%	1.71%	1.61%	1.60%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing the borrowings.

(g)	Reverse share split – Per share amounts for the years presented through November 30, 2019 have been restated to reflect a 1:5 reverse share split effective July 27, 2020.

(h)	Annualized.

(i)	Total return at Net asset value includes the one-time impact of the capital contribution from Adviser. Excluding this capital contribution, the total return for the six months ended May 31, 2021 would have been 66.32%

Information about the Merger

The Board of Trustees of FMO, including the Trustees who are not “interested persons” of FMO (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”), has unanimously approved the Merger Agreement and directed that the Merger proposal be submitted to shareholders for consideration. At the closing of the Merger, FMO will be merged with and into KYN, with FMO’s shares converted into shares of KYN common stock (although cash will be distributed in lieu of fractional shares). FMO will then cease its separate existence under Delaware law and terminate its registration under the 1940 Act. The aggregate NAV of KYN common stock (plus the cash distributed in lieu of fractional common shares) received by FMO common shareholders in the Merger will equal the aggregate NAV of FMO shares held on the business day prior to closing of the Merger. KYN will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

The exchange rate for common shares will be determined based on each Company’s respective net asset value per share as of the business day prior to the closing of the Merger (computed in accordance with U.S. Generally Accepted Accounting Principles and consistent with the past practices of each Company).

In addition, FMO’s net asset value shall be adjusted for all expenses anticipated to be necessary to conclude the operations of FMO, which expenses include (i) final fiscal year federal and state tax returns and (ii) final stub period federal and state tax returns. These expenses would be incurred by FMO regardless of the Merger, in the ordinary course of business.

Since KYN common shares will be issued at NAV in exchange for the net assets of FMO having a value equal to the aggregate NAV of those KYN common shares, the NAV per share of KYN common shares should remain substantially unchanged immediately following the Merger. Thus, the Merger should result in no dilution on the basis of NAV of KYN common shares.

However, as a result of the Merger, a common stockholder of both Companies will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Companies. No sales charge or fee of any kind will be charged to shareholders of FMO in connection with their receipt of KYN common shares in the Merger. The price of KYN’s shares may fluctuate following the Merger as a result of market conditions or other factors.

The Merger is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by FMO or its shareholders upon the closing of the Merger. However, FMO shareholders generally will recognize gain or loss with respect to cash they receive pursuant to the Merger in lieu of fractional KYN shares.

If the Merger so qualifies, the aggregate tax basis of KYN common shares received by shareholders of FMO should be the same as the aggregate tax basis of the common shares of FMO that were converted into KYN common shares (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “—Terms of the Agreement and Plan of Merger” and “—Material U.S. Federal Income Tax Consequences of the Merger” for additional information.

Terms of the Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Merger Agreement. This summary is qualified in its entirety by reference to the Merger Agreement attached as Appendix A hereto.

The Merger Agreement contemplates that FMO will be merged with and into KYN, with FMO’s shares converted into shares of KYN common stock (although cash will be distributed in lieu of fractional shares).

As a result of the Merger, FMO will:

●	deregister as an investment company under the 1940 Act;

●	cease its separate existence under Delaware law;

●	remove its common shares from listing on the NYSE; and

●	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the closing of the Merger, shares of KYN common stock will be credited to holders of FMO shares only on a book-entry basis. KYN shall not issue certificates representing shares in connection with the Merger, irrespective of whether FMO shareholders hold their shares in certificated form and all outstanding certificates representing common stock of FMO will be deemed cancelled.

The Merger Agreement provides the time for and method of determining the net value of FMO’s assets (and therefore shares) and the NAV per share of KYN. The valuation will be done immediately after the close of business, as described in the Merger Agreement, on the business day immediately preceding the closing date. Any special shareholder selections (for example, automatic investment plans for current FMO shareholder accounts) will NOT automatically transfer to the new accounts unless newly set up by the affected shareholder.

No sales charge or fee of any kind will be charged to holders of FMO shares in connection with their receipt of KYN common shares in the Merger.

From and after the closing date, KYN will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of FMO, all as provided under Maryland law.

Shareholders of FMO are not entitled to dissenters’ rights in connection with the Merger. However, any holder of FMO’s common stock may sell his or her shares on the NYSE at any time prior to the Merger.

The Merger Agreement contains customary representations and warranties of each of KYN and FMO. In addition, the Merger Agreement contains covenants relating to operations during the pendency of closing the Merger, the FMO shareholders’ meeting to approve the Merger, certain regulatory filings, the preservation of assets, certain tax matters, the preparation of a shareholder list, the tax status of the merger, the listing of the surviving fund on the NYSE and the delisting, termination and registration as an investment company of FMO. The closing of the Merger is subject to various customary conditions precedent.

The Merger Agreement may be terminated and the Merger may be abandoned, whether before or after approval by shareholders:

●	at any time prior to the closing date by mutual written consent of KYN and FMO;

●	by either KYN or FMO:

○	because of a material breach of the Merger Agreement by the other party, subject to a 30-day cure period;

○	if the closing does not occur on or prior to April 13, 2022; or

○	if a governmental authority of competent jurisdiction issues an order or injunction prohibiting the Merger.

The Merger Agreement provides that either Company party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Company.

Each of the Board of Directors of KYN and the Board of Trustees of FMO has determined with respect to its Company that participation in the Merger is in the best interests of that Company.

KYN, KAFA, FMO, and GFIA have entered into an arrangement pursuant to which KAFA agreed to pay reasonable independent accounting firm, financial printer and other third-party expenses related to preparing and filing this Proxy Statement/Prospectus, third-party expenses related to proxy printing, distribution and soliciting approval of the Merger by FMO’s stockholders, third-party legal expenses incurred by KYN related to preparing and filing the Registration Statement, and up to $450,000 of legal expenses for FMO, GFIA, counsel for FMO’s Independent Trustees and GFIA associated with the Merger Agreement and the Merger. GFIA agreed that it would bear any additional expenses to ensure that FMO does not bear the costs of the Merger or the related solicitation of shareholders.

Also pursuant to that arrangement, GFIA agreed to indemnify and defend KYN, KAFA and their respective affiliates, directors, officers, and stockholders against any losses, liabilities, or damages arising out of or in any way involving adjustments to FMO’s tax accruals for estimated federal and state income tax expenses resulting from the application of income tax recapture rules to FMO’s sales of MLP energy infrastructure investments during fiscal year 2020 or the timing of those adjustments. GFIA also agreed to indemnify KYN, KAFA and their respective affiliates, directors, officers, and stockholders for certain other categories of potential claims, and to cover the cost of tail insurance for the Trustees of FMO.

Other than the foregoing, no compensation of any form was paid by or to KAFA, GFIA or their respective affiliates in connection with the Merger.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of FMO as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws.

The federal income tax consequences with respect to the Merger will be dependent upon the particular facts in existence prior to and at the time of the Merger. In addition, the application of certain aspects of the federal income tax law to the proposed Merger is unclear and subject to alternative interpretations.

The parties believe that the Merger will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which KYN or FMO is deemed to have sold all of their respective assets for federal income tax purposes and the KYN or FMO stockholders are deemed to have exchanged their respective stock in a taxable sale.

Requirements to Qualify as a Tax-Free Reorganization

Under Code Section 368(a)(1)(A), a statutory merger of one or more corporations into the acquiring corporation generally may qualify as a tax-free reorganization and, under Code Section 368(a)(1)(C), a transaction that results in an exchange of stock of an acquiring corporation for substantially all of the assets of another corporations similarly may qualify as a tax-free reorganization. In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which the parties believe should be satisfied in the contemplated Merger.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company and its shareholders unless the investment company was immediately before the transaction a regulated investment company (“RIC”), a real estate investment trust (“REIT”), or a corporation that meets the diversified investment requirements of Code Section 368(a)(2)(F)(ii). For these purposes, an investment company is defined to include a RIC, a REIT and a corporation in which 50% or more of the value of its total assets are stock and securities and 80% or more of its total assets are held for investment. Under such test, KYN and FMO are each an investment company. An investment company is treated as diversified if it is (i) a RIC, (ii) a REIT or (iii) an investment company in which not more than (y) 25% of its assets are in the stock or securities of one issuer and (z) 50% of its assets are invested in stock or securities of 5 or fewer issuers (the “asset diversification test”). Code Section 368(a)(2)(F)(iv) provides that “under Regulations as prescribed by the Secretary” assets acquired for purposes of satisfying the asset diversification test are excluded in applying the asset diversification test. However, the Treasury Department has never issued any final regulations, although proposed regulations were issued in 1981 and withdrawn in 1998. Conflicting case law exists as to whether statutory provisions such as Code Section 368(a)(2)(F)(iv) are self-executing in absence of required regulations.

Under the withdrawn proposed regulations, assets acquired for an “impermissible purpose” are excluded. The impermissible purpose need not be the sole purpose. The withdrawn proposed regulations generally presumed that assets acquired within one year of the investment company failing to be diversified were acquired for an impermissible purpose. This presumption could be overcome by clear and convincing evidence. The withdrawn proposed regulations provided for certain safe harbors, none of which would have any application to the proposed Merger. The legislative history underlying the enactment of this provision indicated that this rule is not intended to affect a situation in which a corporation purchases or acquires portfolio stock or securities in the ordinary course of its activities.

As of October 21, 2021, the portfolio of each of KYN and FMO satisfies the asset diversification test and it is anticipated that each such portfolios will continue to satisfy the asset diversification test (as interpreted by the IRS in the withdrawn proposed regulations) through the proposed Merger. Thus, although intended to qualify as a tax-free reorganization, the Merger may or may not qualify as such as to KYN or FMO. The Companies will make their determination as of the time of the Merger, although that determination may be subject to challenge by the IRS.

Federal Income Tax Consequence if the Merger Qualifies as a Tax-Free Reorganization

If the Merger qualifies as tax-free reorganization as to KYN and FMO within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Merger can be summarized as follows:

●	No gain or loss will be recognized by KYN or FMO upon the Merger.

●	No gain or loss will be recognized by a shareholder of FMO who receives KYN common stock or KYN MRP Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional KYN common share, as discussed below).

●	The aggregate tax basis of KYN common shares, received by a shareholder of FMO pursuant to the Merger will be the same as the aggregate tax basis of the shares of FMO surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

●	The holding period of KYN common shares, received by a shareholder of FMO pursuant to the Merger will include the holding period of FMO shares of stock surrendered in exchange therefor.

●	A shareholder of FMO that receives cash in lieu of a fractional KYN common share pursuant to the Merger will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional KYN common share and the portion of such shareholder’s tax basis in its FMO shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for the FMO shares is more than one year as of the date of the exchange.

●	KYN’s tax basis in the FMO assets received by KYN pursuant to the Merger will equal the tax basis of such assets in the hands of FMO immediately prior to the Merger, and KYN’s holding period of such assets will, in each instance, include the period during which the assets were held by FMO.

Federal Income Tax Consequence if the Merger Fails to Qualify as a Tax-Free Reorganization

If the Merger fails to qualify as a tax-free reorganization under section 368(a) of the Code because KYN or FMO fail to meet the asset diversification tests of Code Section 368(a)(2)(F) or for any other reason, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if FMO is treated as a non-diversified investment company, FMO will be deemed to have sold all of its assets to KYN in a taxable transaction, followed by a deemed liquidation of FMO and a distribution of the sales proceeds (the KYN stock) to FMO’s shareholders. Each FMO shareholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the KYN stock received in the Merger and such shareholder’s basis in its FMO stock. KYN’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by KYN and (ii) the fair market value of the FMO assets as of the date of the Merger. KYN, after the Merger, would not succeed to any net operating or capital loss carryforwards of FMO.

If, alternatively, KYN is treated as a non-diversified investment company, KYN will be deemed to have sold all of its assets to FMO in a taxable transaction with the attendant deemed liquidation. Based upon current market values, KYN anticipates it would recognize a net gain for federal income tax purposes. Each KYN stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the KYN stock held and the stockholder’s basis in such stock. KYN, after the Merger, would receive a fair market value basis in the assets historically held by FMO and will lose any of its pre-existing net operating loss and capital loss carryforwards.

Reporting Requirements

A FMO shareholder who receives KYN common shares as a result of the Merger may be required to retain records pertaining to the Merger. Each FMO shareholder who is required to file a federal income tax return and who is a “significant holder” that receives KYN common shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth, among other things, the holder’s basis in the FMO shares surrendered and the fair market value of the KYN common shares and cash, if any, received in the Merger. A “significant holder” is a holder of FMO shares who, immediately before the Merger, owned at least 5% of the outstanding FMO shares.

Certain Federal Income Tax Matters

This section relates to KYN and Certain Federal Income Tax Matters related to KYN (other parts of this document relate to both KYN and FMO). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in the Statement of Additional Information summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this joint proxy statement/prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, a person who marks its investment to market or does not hold our securities as capital assets within the meaning of Section 1221 of the Code, a tax-exempt entity, bank, insurance company or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of the Merger and investing in us.

Federal Income Taxation of Kayne Anderson Energy Infrastructure Fund, Inc.

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal and state income tax on our corporate taxable income. We invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 21%. The Biden administration has proposed increasing the effective federal corporate income tax rate to 26.5%.

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by us based on the criteria established by the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from our holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

We may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding the deferred tax liability. We may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for regulated investment companies. The Code generally provides that a regulated investment company does not pay an entity level income tax provided that it distributes all or substantially all of its income each year and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxable as capital gain. Common stockholders will receive an IRS Form 1099 from us and will recognize taxable dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be eligible for treatment as “qualified dividend income” that is subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Under current law, qualified dividend income is taxable to noncorporate stockholders at a maximum federal income tax rate of 20%. In addition, currently the Tax Surcharge generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers. Proposed federal tax legislation may increase this rate and the Tax Surcharge.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and thereafter as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals currently are subject to a maximum federal income tax rate of 20% on long-term capital gains (prior to the Tax Surcharge, if applicable). Corporations are taxed on capital gains at their ordinary graduated income tax rates.

If a holder of our common stock participates in our Dividend Reinvestment Plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder in cash and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss, deduction or credit. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire our common stock or otherwise incurs or maintains an indebtedness that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions that constitute taxable income to the owner or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. In addition, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets (such as equity interests in MLPs) at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 24% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the Internal Revenue Service, or IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner. Corporations are generally exempt from backup withholding.

Other Taxation

Non-U.S. stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable tax treaty.

The Foreign Account Tax Compliance Act (“FATCA”)

Subject to the application of certain intergovernmental agreements, a 30% withholding tax on distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury Regulations on which taxpayers may currently rely, FATCA withholding does not apply to proceeds from the sale of or other disposition of our shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in “Risk Factors—Risks Related to Our Business and Structure—Tax Risks.”

Required Vote

Shareholder approval of the Merger requires the affirmative vote of the holders of “a majority of the outstanding voting securities” of FMO, as such term is defined under the 1940 Act. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote, at the annual or a special meeting of the security holders of such company duly called, the lesser of (i) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of such company. For purposes of this proposal, each share of FMO common stock is entitled to one vote and a fractional vote for any fractional shares. Abstentions, if any, will have the same effect as votes against approving the Merger since approval is based on the affirmative vote of all votes entitled to be cast. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, FMO does not expect to receive broker non-votes.

Board Recommendation

THE BOARD OF TRUSTEES OF FMO UNANIMOUSLY RECOMMENDS THAT FMO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

As of the Record Date, FMO had              shares of beneficial interest and no shares of preferred stock outstanding.

To the knowledge of FMO management as of the Record Date:

●	person[s] beneficially owned more than 5% of FMO’s outstanding shares.

●	directors owned 1% or more of FMO’s outstanding shares.

●	officers and trustees owned, as a group, % of FMO’s outstanding shares.

How Proxies Will Be Voted

All proxies solicited by the Board of Trustees that are properly executed and received at or prior to the Meeting, and that are not revoked, will be voted at the Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with the Board’s recommendation. FMO knows of no other matters to be presented at the Meeting, and no matters other than the Merger may be considered by FMO’s shareholders at the Meeting.

How to Vote

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a shareholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the Meeting by completing, signing, dating and returning the enclosed proxy card. Shareholders of record or their duly authorized proxies may vote virtually at the Meeting. However, even if you plan to virtually attend the Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

The expenses of preparing, printing and mailing the enclosed proxy, accompanying notice and this joint proxy statement/prospectus, and all other costs in connection with the solicitation of proxies will be borne by KAFA. KAFA may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of FMO’s shares. In order to obtain the necessary quorum for FMO at the Meeting, additional solicitation may be made by mail, e-mail, telephone, or personal interview by representatives of FMO, KAFA, FMO’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by FMO to assist in proxy solicitations. The estimated costs associated with all proxy solicitation are expected to be approximately $0.1 million. Neither Company will pay any of its representatives or KAFA any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Shareholders do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to FMO’s Secretary at 227 West Monroe Street, Chicago, Illinois 60606; (2) properly executing and sending a later-dated proxy to FMO’s Secretary at the same address; or (3) attending the Meeting, requesting return of any previously delivered proxy, and voting virtually.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The approval of the Merger is considered “non-routine,” and so brokers will not have discretionary voting power with respect to the proposal. Because the proposal is “non-routine”, FMO does not expect to receive broker non-votes.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum for the purposes of the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Merger are not received, the persons named as proxies may propose one or more adjournments or postponements of the Merger to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person (virtually) or by proxy, whether or not a quorum is present.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Merger.

Investment Adviser

KA Fund Advisors, LLC is the investment adviser for KYN. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

Guggenheim Funds Investment Advisors, LLC is the investment advisor for FMO. Its principal office is located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Tortoise Capital Advisors, L.L.C. acts as investment sub-adviser for FMO. Its principal office is located at 8235 Forsyth Boulevard, Saint Louis, Missouri 63105.

Administrator

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative services for KYN, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

MUFG Investor Services (US) (“MUFG”) serves as FMO’s administrator. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. Pursuant to an administration agreement with FMO, MUFG provides certain administrative, bookkeeping and accounting services to FMO. MUFG also provides certain fund accounting services to FMO pursuant to a fund accounting agreement.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are FMO’s shareholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple shareholders sharing an address unless the brokers have received contrary instructions from the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Shareholders sharing an address who currently receive multiple copies of proxy materials and annual report at the same addresses and would like to request “householding” of their communications should contact their brokers.

KYN Stockholder Proposals

The Amended and Restated Bylaws currently in effect for KYN provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in KYN’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal intended to be considered at the KYN 2022 Annual Meeting must be received by the Secretary of KYN on or after October 6, 2021, and prior to 5:00 p.m. Central Time on November 5, 2021. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2022 proxy statement pursuant to Rule 14a-8(e) of the Exchange Act, it must be received not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received on or before November 1, 2021, in order to be included in the proxy statement and proxy card for the 2022 Annual Meeting. All nominations and proposals must be in writing. A stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials.

FMO

If the Merger is not approved by FMO shareholders, it is anticipated that FMO would consider other options, including a liquidation of FMO. A liquidation of FMO would require the fund to sell all of its investments. In addition, a liquidation of FMO would be taxable to FMO’s shareholders. Shareholders of FMO who have a tax basis in their shares that is less than the net proceeds to be received for those shares would incur income taxes on amounts in excess of their tax basis to the extent the shares are held in a taxable account.

By Order of the Board,

Brian E. Binder
Chief Executive Officer

            , 2021

APPENDIX A

FORM OF
AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of this 15th day of September 2021, by and between Fiduciary/Claymore Energy Infrastructure Fund (the “Target Fund”), a Delaware statutory trust with its principal place of business at 227 West Monroe Street, Chicago, Illinois 60606, and Kayne Anderson Energy Infrastructure Fund, Inc. (the “Surviving Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002.

WHEREAS, each of the Target Fund and the Surviving Fund is a closed-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are of the character in which the Surviving Fund is permitted to invest;

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization of the Target Fund will consist of the merger pursuant to the laws of the State of Delaware and the laws of the State of Maryland of the Target Fund with and into the Surviving Fund pursuant to which voting shares of beneficial interest, par value $0.01 per share, of the Target Fund (the “Target Fund Common Stock”), will be converted into shares of common stock, par value $0.001 per share (the “Surviving Fund Common Stock”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Board of Directors of the Surviving Fund (the “Surviving Fund Board”), including a majority of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), has determined, with respect to the Surviving Fund, that the Merger is in the best interests of the Surviving Fund and its stockholders;

WHEREAS, the Board of Trustees of the Target Fund (the “Target Fund Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), has determined, with respect to the Target Fund, that the Merger is in the best interests of the Target Fund and its shareholders;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

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1             BASIC TRANSACTION

1.1          The Merger. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Delaware and the laws of the State of Maryland, at the Effective Time (as defined in Section 1.1(f)), the Target Fund shall be merged with and into the Surviving Fund in accordance with applicable law. The separate existence of the Surviving Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the laws of the State of Maryland.

(a)       At the Effective Time, as a result of the Merger and without any action on the part of the shareholders of the Target Fund or the stockholders of Surviving Fund:

(i)       each share of Target Fund Common Stock outstanding immediately prior to the Effective Time shall be converted into a number of shares of Surviving Fund Common Stock equal to one times the fraction the numerator of which is the net asset value per share of the Target Fund Common Stock determined in accordance with Section 3 and the denominator of which is the net asset value per share of the Surviving Fund Common Stock determined in accordance with Section 3. Cash shall be paid in lieu of any fractional share resulting from the calculation of the product in the preceding sentence. The aggregate net asset value of the Surviving Fund Common Stock received by the Target Fund shareholders in the Merger will equal, as of the Valuation Time (as defined in Section 3), the aggregate net asset value of the Target Fund Common Stock held by the Target Fund shareholders as of such time; and

(ii)       the shares of Surviving Fund Common Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding upon the Effective Time and shall be unaffected by the Merger.

(b)       The Closing Date (as defined in Section 1.4) and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(c)       The charter of the Surviving Fund as in effect immediately prior to the Effective Time shall be the charter of the Surviving Fund (the “Surviving Fund Charter”), unless and until amended in accordance with its terms and applicable law. The bylaws of the Surviving Fund as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Fund (the “Surviving Fund Bylaws”), unless and until amended in accordance with its terms and applicable law.

(d)       At the Effective Time, the Surviving Fund shall continue in existence, and, without further act or deed and in accordance with applicable law, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Surviving Fund without further act or deed and in accordance with applicable law. The Surviving Fund shall be liable for all of the known and unknown liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Surviving Fund in accordance with applicable law.

(e)       The Surviving Fund will issue Surviving Fund Common Stock to Target Fund shareholders upon the conversion of their Target Fund Common Stock by opening shareholder accounts on the share records of the Surviving Fund in the names of and in the amounts due to the Target Fund shareholders and representing the respective number of shares of the Surviving Fund Common Stock due to those shareholders pursuant to Section 1.1(a). Ownership of Surviving Fund Common Stock will be shown on the books of the Surviving Fund’s transfer agent, and the Surviving Fund will not issue certificates representing Surviving Fund Common Stock in connection with the Merger. All Surviving Fund Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

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(f)       Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing, as applicable, a certificate of merger (the “Delaware Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the laws of the State of Delaware and articles of merger (the “Maryland Articles of Merger”) with the State Department of Assessments and Taxation in accordance with the laws of the State of Maryland. The Merger shall become effective at such date and time as the Surviving Fund and the Target Fund shall agree and specify in the Delaware Certificate of Merger and the Maryland Articles of Merger (the “Effective Time”).

(g)       On the Closing Date and in connection with the Closing, the Surviving Fund will satisfy the Target Fund’s obligations under the agreements specified on Schedule A-1. For the avoidance of doubt, the Target Fund’s obligations and/or liabilities under the agreements specified on Schedule A-1 and any termination fees payable in connection with termination of the agreements on Schedule A-2 will, in each case, reduce the Target Fund’s aggregate net asset value for the purpose of the calculations in Section 1.1(a) and Section 3.

1.2           Stock Certificates.

(a)       Effective as of the Effective Date, all outstanding certificates representing shares of the Target Fund Common Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b)       In lieu of delivering certificates for Surviving Fund Common Stock, the Surviving Fund shall credit the Surviving Fund Common Stock to the applicable Target Fund shareholders’ accounts on the books of the Surviving Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such shareholder immediately before the Closing. The Surviving Fund’s transfer agent shall issue and deliver to the Target Fund’s Secretary a confirmation evidencing the Surviving Fund Common Stock to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Surviving Fund Common Stock has been credited to the accounts of the Target Fund’s shareholders on the books of the Surviving Fund.

(c)       With respect to any holder of Target Fund Common Stock holding certificates representing shares of Target Fund Common Stock as of the Closing Date, and subject to the Surviving Fund being informed thereof in writing by the Target Fund, the Surviving Fund will not permit such shareholder to receive shares of Surviving Fund Common Stock (or to vote as a stockholder of the Surviving Fund) until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Target Fund will request its shareholders to surrender their outstanding certificates representing shares of Target Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Surviving Fund Common Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Target Fund Common Stock shall be credited to such shareholder, without interest; however, such dividends or other distributions shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Target Fund Common Stock for exchange.

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1.3           Reporting. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to the Closing Date.

1.4           Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Target Fund will deliver to the Surviving Fund the various certificates and documents referred to in Section 6 below, (ii) the Surviving Fund will deliver to the Target Fund the various certificates and documents referred to in Section 5 below, (iii) the Target Fund will make any filings or recordings required by Delaware law in connection with the Merger, including the filing of the Delaware Certificate of Merger, and (iv) the Surviving Fund will make any filings or recordings required by Maryland law in connection with the Merger, including the filing of the Maryland Articles of Merger. Notwithstanding the earlier satisfaction of the conditions set forth in Section 5, Section 6 and Section 7, the Closing shall not occur prior to the filing with the Securities and Exchange Commission (“SEC”) of the Target Fund’s Annual Report to Shareholders for the fiscal year ending November 30, 2021.

2              REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Target Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Surviving Fund represents and warrants to, and agrees with, the Target Fund that:

(a)       The Surviving Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Surviving Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-21593) and such registration has not been revoked or rescinded and is in full force and effect. From the inception of its operations to the date hereof, the Surviving Fund has been in compliance in all material respects with the applicable provisions of the 1940 Act and the rules promulgated thereunder by the SEC, except as previously disclosed in writing to the Target Fund. The Surviving Fund’s investment operations from the inception of its operations to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its applicable prospectus, annual report to shareholders or other public document filed with the SEC, except as previously disclosed in writing to the Target Fund. The Surviving Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Surviving Fund.

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(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except (i) such as have been obtained or will be obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and (ii) such as may be required by state securities laws.

(d)       The Surviving Fund is not, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result, in violation of the laws of the State of Maryland or of the Surviving Fund Charter or the Surviving Fund Bylaws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Fund is a party or by which it is bound.

(e)       The Surviving Fund has been furnished with the Target Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2020, and Semi-Annual Report to Shareholders for the period ended May 31, 2021.

(f)       The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2020 and Semi-Annual Report to Stockholders for the period ended May 31, 2021.

(g)       The Surviving Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Surviving Fund Board, and, subject to approval by shareholders of the Target Fund, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       At the Closing Date, the Surviving Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Target Fund.

(i)       No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any properties or assets held by it. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

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(j)       There are no material contracts outstanding to which the Surviving Fund is a party that have not been disclosed in the Surviving Fund’s filings with the SEC or will be disclosed in the Registration Statement (as defined in Section 2.1(o) below) or that have not otherwise been disclosed to the Target Fund prior to the date hereof.

(k)       The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Surviving Fund at, as of and for the fiscal year ended November 30, 2020, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Surviving Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Surviving Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States (“GAAP”) consistently applied, and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since May 31, 2021.

(l)       Except as disclosed in accordance with this Section 2.1(l), since May 31, 2021, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Surviving Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2021, and those incurred or to be incurred in connection with the Merger. On the date hereof and as of the Closing Date, the Surviving Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(l), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund’s portfolio or the discharge of the Surviving Fund’s liabilities will not constitute a material adverse change.

(m)       All federal and other tax returns and information reports of the Surviving Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Surviving Fund’s knowledge, no such return is currently being amended or under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)       The Surviving Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

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(o)       A registration statement will be or will have been filed with the SEC by the Surviving Fund on Form N-14 relating to the Surviving Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, and together with the combined proxy statement and prospectus and statement of additional information contained therein, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the shareholders’ meeting referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Surviving Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(o) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(p)       All issued and outstanding shares of Surviving Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Surviving Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Surviving Fund Common Stock.

(q)       The Surviving Fund is authorized to issue 195,933,205 shares of Surviving Fund Common Stock.

(r)       The offer and sale of the shares of Surviving Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(s)       At or prior to the Closing Date, the Surviving Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Surviving Fund Common Stock to be issued pursuant to this Agreement.

(t)       The books and records of the Surviving Fund made available to the Target Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Surviving Fund.

(u)       No agent, broker, finder or investment or commercial banker, or other person or firm engaged by or acting on behalf of Surviving Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

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2.2          Representations and Warranties of the Target Fund. The Target Fund represents and warrants to the Surviving Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Target Fund represents and warrants to, and agrees with, the Surviving Fund that:

(a)       The Target Fund is a statutory trust duly formed and validly existing under the laws of the State of Delaware and is in good standing with the Secretary of State of Delaware, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Target Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-21652), and such registration has not been revoked or rescinded and is in full force and effect. From the inception of its operations to the date hereof, the Target Fund has been in compliance in all material respects with the applicable provisions of the 1940 Act and the rules promulgated thereunder by the SEC, except as previously disclosed in writing to the Surviving Fund. The Target Fund’s investment operations from the inception of its operations to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its applicable prospectus, annual report to shareholders or other public document filed with the SEC, except as previously disclosed in writing to the Surviving Fund. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c)       Except as disclosed in Schedule 2.2(c), no consent, approval, authorization or order of any other party or any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except (i) such as have been obtained or will be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and (ii) such as may be required by state securities laws.

(d)       The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in violation of the laws of the State of Delaware or of the Agreement and Declaration of Trust, as amended, of the Target Fund or the Bylaws, as amended, of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any fee, payment or penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, except for those amounts paid or payable with respect to the Target Fund’s required termination of contracts, as listed on Schedule A-2.

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(e)       The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the year ended November 30, 2020 and Semi-Annual Report for the period ended May 31, 2021.

(f)       The Surviving Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the year ended November 30, 2020 and Semi-Annual Report for the period ended May 31, 2021.

(g)       The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Fund Board, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       At the Closing Date, the Target Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Surviving Fund.

(i)       Except as disclosed in Schedule 2.2(i), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it. Except as disclosed in Schedule 2.2(i), the Target Fund knows of no facts that might form the basis for the institution of such proceedings which would adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which adversely affects its business or its ability to consummate the transactions herein contemplated.

(j)       [Reserved.]

(k)       All material contracts outstanding to which the Target Fund is a party have been disclosed in the Target Fund’s reports filed with the SEC.

(l)       The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Target Fund at, as of and for the fiscal year ended November 30, 2020, audited by Ernst & Young LLP, independent registered public accounting firm to the Target Fund, copies of which have been furnished to the Surviving Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Target Fund as of such date and for the period then ended in accordance with GAAP consistently applied, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since May 31, 2021.

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(m)       Except as disclosed in accordance with this Section 2.2(m), since May 31, 2021, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Target Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2021, and those incurred or to be incurred in connection with the Merger. On the date hereof and as of the Closing Date, the Target Fund will advise the Surviving Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(m), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Target Fund’s portfolio or the discharge of the Target Fund’s liabilities will not constitute a material adverse change.

(n)       Subject to Section 4.5, all federal and other tax returns and information reports of the Target Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently being amended or under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o)       The Target Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(p)       The Registration Statement, on the effective date of the Registration Statement, at the time of the shareholders’ meetings referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Target Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(p) shall apply only to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(q)       All issued and outstanding shares of Target Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.6. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Target Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Target Fund Common Stock.

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(r)       As of both the Valuation Time and immediately prior to the Effective Time, the Target Fund will have full right, power and authority to effect the transfer of the Investments (as defined below) and any other assets and liabilities of the Target Fund to be transferred to the Surviving Fund pursuant to this Agreement and except as otherwise specified in this Agreement. Immediately prior to the Effective Time, the Target Fund will own the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio investments as of May 31, 2021 referred to in Section 2.2(l) hereof, as supplemented with such changes as the Target Fund shall make after May 31, 2021, which changes shall be disclosed to the Surviving Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

(s)       The books and records of the Target Fund made available to the Surviving Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t)       No agent, broker, finder or investment or commercial banker, or other person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

3             computation of net asset value.

The net asset value per share of the Target Fund Common Stock and the Surviving Fund Common Stock shall be such party’s most recently calculated net asset value per share as of the Business Day immediately prior to closing (the “Valuation Time”), determined using valuation practices consistently applied since such party’s last Annual Report to Stockholders, which also will be substantially and materially consistent with the valuation practices used with respect to such party’s last Annual Report to Stockholders, and shall be subject to adjustment by such party in accordance with Section 1.1(g). The Target Fund’s net asset value per share shall also be adjusted to accrue for all expenses necessary to conclude the operations of the Target Fund, as specified on Schedule 3. Those net asset value calculations shall reflect the allocation of actual and estimated expenses specified in Section 9.2. As of the Valuation Time, and sufficiently before the Closing Date to allow reasonable time for review by the Surviving Fund, the Target Fund will provide to the Surviving Fund a detailed trial balance and customary information about the Target Fund’s portfolio holdings substantially in the form specified on Schedule 3.

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4             COVENANTS

4.1          Operations in the Normal Course.

(a)       Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and the declaration and payment of customary distributions. Notwithstanding the forgoing, the Target Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent discussed in advance with the Surviving Fund. In addition, each party covenants to use valuation practices in its Annual Report to Stockholders for the fiscal year ended November 30, 2021 that are substantially and materially consistent with the valuation practices used in such party’s last Semi-Annual Report to Stockholders. The Target Fund will use its commercially reasonable efforts to file with the SEC its Annual Report to Stockholders for the fiscal year ended November 30, 2021 no later than January 31, 2022.

(b)       Until the Closing Date and subject to the terms of that certain confidentiality agreement, dated as of August 20, 2020, by and between KA Fund Advisors, LLC (“KAFA”) and Guggenheim Funds Investment Advisors, LLC (“Guggenheim”), as expressly amended by that certain non-binding indication of interest dated as of July 1, 2021, also between KAFA and Guggenheim, the Target Fund will promptly provide the following information to the Surviving Fund:

(i)       on a monthly basis, and at other times upon Surviving Fund’s reasonable request, customary information about the Target Fund’s portfolio holdings and a balance sheet for the Target Fund; and

(ii)       on a weekly basis, and at other times upon the Surviving Fund’s reasonable request, customary information regarding any settled trades in the Target Fund’s portfolio.

(c)       The Target Fund will provide required notice to the counterparties, or enter into amendments or termination agreements, to those contracts listed on Schedules A-1 and A-2 sufficient to terminate those contracts with respect to the Target Fund as of the Effective Time. The Target Fund’s Amended and Restated Committed Facility Agreement with BNP Paribas Securities Corp., dated March 6, 2019, will be terminated pursuant to a payoff letter in a form mutually acceptable to the Target Fund and the Surviving Fund as agreed prior to the Closing Date.

4.2          Shareholders’ Meeting.

(a)       The Target Fund and the Surviving Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare the Registration Statement (including a combined proxy statement and prospectus) and have it declared effective by the SEC as soon as reasonably practicable. The Target Fund agrees to reasonably cooperate with any review of financial information and financial statements by Ernst & Young LLP that is reasonably required in connection with the preparation and filing of the Registration Statement, including the issuance of any consents by that firm. The Registration Statement (including the proxy statement and prospectus) will comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholders’ meeting of the Target Fund to consider the approval of this Merger as described herein. If, at any time prior to the effective time of the Merger, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

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(b)       As soon as reasonably practicable following the effective date of the Registration Statement, the Target Fund shall hold a meeting of its shareholders for the purpose of considering the Merger as described herein.

(c)       From and after the date hereof, the Target Fund will reasonably cooperate with the Surviving Fund and its representatives with respect to fees, expenses, budgets and strategy regarding the proxy solicitation.

(d)       The Target Fund will provide the Surviving Fund and its representatives reasonable access to accurate information with regard to the proxy solicitation process including, but not limited to, costs, interim voting results and solicitation communications.

(e)       The Target Fund will provide the Surviving Fund all reports from any proxy solicitation agent as soon as reasonably practicable after such reports are made available to the Target Fund.

(f)       The Target Fund agrees to cooperate fully with the Surviving Fund, and has furnished to the Surviving Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.3          Regulatory Filings.

(a)       Subject to the provisions of this Agreement, the Target Fund and the Surviving Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

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(b)       The Surviving Fund will obtain the approvals and authorizations required of it by the 1933 Act, the 1940 Act and such stated securities or blue sky laws as it may deem appropriate in order to continue with its operations after the Closing Date.

(c)       The Target fund will (i) obtain the approvals and authorizations required of it by the 1933 Act and the 1940 Act to consummate the Merger, (ii) cause to be mailed to each shareholder of record the Registration Statement and (iii) take all other actions reasonably necessary to obtain any approvals required to complete the transactions contemplated by this Agreement.

(d)       The Target Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

4.4          Preservation of Assets. The Surviving Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.5          Tax Matters.

(a)       Each of the parties agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

(b)       Without limiting the foregoing, the Target Fund (or the Surviving Fund, as successor-by-merger to the Target Fund after the Closing) will file (i) as soon as reasonably practicable after November 30, 2021, its tax returns for tax year ended November 30, 2021 and (ii) as soon as reasonably practicable after the Closing Date, its tax return for the tax year ending with the Closing Date; with, in either case, the tax returns filed for the tax year ending with the Closing Date being referred to as the “Final Return,” provided, that, with respect to any tax return or amendment filings made by the Target Fund before the Closing, the Surviving Fund shall have the right to review and approve the Final Return and other tax returns or amendments thereto that are filed after the date of this Agreement (such approval shall be timely provided and shall not be unreasonably withheld by the Surviving Fund) and the Surviving Fund shall be provided with a reasonable amount of review time before the submission of those filings and, provided, further, that for any tax returns or amendments filed after the Closing by the Surviving Fund as successor-by-merger with respect to the Target Fund for periods before the Merger, the Target Fund agrees to provide the information and certifications to the Surviving Fund as agreed by the parties in writing.

(c)       With respect to the amended tax returns for tax years ended November 30, 2018 and November 30, 2019, the Target Fund will pay any taxes owed to state taxing authorities and the Internal Revenue Service (the “IRS”), and will book a receivable for any refunds owed to the Target Fund. The Surviving Fund agrees to assume the risk that any such refunds owed to the Target Fund in connection with such amended tax returns may not be paid in a timely manner or at all, that the applicable tax authority may determine additional amounts of taxes are owed for one or both years, and that those tax years may be audited by either or both of the relevant state tax authorities and the IRS. The Surviving Fund will be responsible for filing any additional amended tax returns and related interaction with current and former tax preparers and the IRS that occurs or is required to occur after the Closing Date.

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(d)       With respect to the Final Return referred to in Section 4.5(b), the Surviving Fund will be responsible for the difference between any additional tax liability determined to be owed by the Target Fund in excess of the amount estimated and paid by the Target Fund in connection with the Final Return.

(e)       The Surviving Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for its final taxable year and for all prior taxable periods.

(f)       Any information obtained under this Section 4.5 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding.

(g)       Notwithstanding the aforementioned provisions of this Section 4.5, any expenses incurred by the Surviving Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Target Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Surviving Fund.

4.6          Shareholder List. Prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Surviving Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock on the Closing Date and the respective number of shares of Target Fund Common Stock owned by each such shareholder, certified by the Target Fund’s transfer agent or President to the best of his or her knowledge and belief.

4.7          Tax Status of Merger. The Surviving Fund and the Target Fund will (a) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (b) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8          NYSE Listing. The Surviving Fund agrees to use its reasonable best efforts to cause the Surviving Fund Common Stock to be issued pursuant to this Agreement to be listed on the NYSE.

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4.9          Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that (i) the delisting of the Target Fund Common Stock with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

5             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1          Certificates and Statements by the Surviving Fund.

(a)       The Surviving Fund shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Surviving Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(b)       The Surviving Fund shall have complied with the requirements of Section 15(f) of the 1940 Act.

5.2          Merger Litigation. There shall be no material litigation pending or threatened that claims the proposed Merger is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated.

5.3          Regulatory Orders. The Surviving Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

6             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the following conditions:

6.1          Certificates and Statements by the Target Fund.

(a)       The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, 2021, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

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(b)       The Target Fund shall have furnished to the Surviving Fund a certificate signed by its President (or any Vice President), dated as of the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2          Merger Litigation. There shall be no material litigation pending or threatened that claims the proposed Merger is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated.

6.3          Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Surviving Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.4          Books and Records. The Target Fund’s transfer agent shall have provided to the Surviving Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF SURVIVING FUND AND TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Surviving Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement provided that the terminating party has used its reasonable commercial efforts to satisfy its obligations and the conditions set forth in this Agreement:

7.1          Approval of Merger. The Merger shall have been approved by “a majority of the outstanding voting securities” as defined in the 1940 Act of the Target Fund; the Surviving Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Surviving Fund Board, certified by its secretary; and the Target Fund shall have delivered to the Surviving Fund a copy of the resolutions approving this Agreement adopted by the Target Fund Board and the Target Fund’s shareholders, certified by its secretary.

7.2          Regulatory Filings.

(a)       The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

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(b)       On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Fund or the Surviving Fund from completing the transactions contemplated by this Agreement.

7.3          Consents. All of the consents of other parties referenced on Schedule 2.2(c) have been obtained, or the applicable contract has been terminated in respect of the Target Fund without cost to the Target Fund, the Surviving Fund or any of the Surviving Fund’s affiliates.

7.4          Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5          Tax Opinion. The Surviving Fund and the Target Fund shall have received the opinion of Paul Hastings LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Target Fund, the Surviving Fund and their respective authorized officers:

(a)       the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Surviving Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)       except for consequences regularly attributable to a termination of the Target Fund’s taxable year, no gain or loss will be recognized to the Target Fund as a result of the Merger or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(c)       no gain or loss will be recognized to the Surviving Fund as a result of the Merger or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(d)       no gain or loss will be recognized to the holders of the Target Fund Common Stock upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Surviving Fund Common Stock in the Merger;

(e)       the tax basis of the Target Fund assets in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the consummation of the Merger;

(f)       immediately after the Merger, the aggregate tax basis of the Surviving Fund Common Stock received by each holder of Target Fund Common Stock in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal to the aggregate tax basis of the shares of Target Fund Common Stock owned by such shareholder immediately before the Merger;

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(g)       a stockholder’s holding period for Surviving Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held shares of Target Fund Common Stock converted pursuant to the Merger, provided that such shares of Target Fund Common Stock were held as capital assets;

(h)       the Surviving Fund’s holding period with respect to the Target Fund’s assets transferred will include the period for which such assets were held by the Target Fund; and

(i)       the payment of cash to the holders of Target Fund Common Stock in lieu of fractional shares of Surviving Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Surviving Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Surviving Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Paul Hastings LLP of reasonable representations it shall request of the Surviving Fund and the Target Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Target Fund may waive the condition set forth in this Section 7.5.

8             BROKER FEES; EXPENSES

8.1          Broker Fees. Each of the Target Fund and the Surviving Fund shall bear its own respective brokers or finders fees to the extent it has so engaged any broker or finder in connection with the transactions provided for in this Agreement.

8.2          Payment of Expenses.

(a)       All reasonable third party expenses (other than legal expenses incurred by or allocated to the Target Fund or the Target Fund’s board of trustees and trustee fees payable to members of the Target Fund’s board of trustees in connection with the approval of this Agreement and the transactions contemplated thereby) (i) associated with the negotiation, preparation and execution of this Agreement and (ii) relating to SEC registration fees and NYSE listing fees shall be borne by the Surviving Fund.

(b)       Except as otherwise set forth in this Agreement, the Target Fund and the Surviving Fund acknowledge and agree that all other expenses of the Merger will be borne by KAFA and Guggenheim, as allocated between them as agreed by the parties in writing, whether or not the Merger is consummated.

9             COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party. The Target Fund acknowledges and agrees that from and after the Closing Date, the Surviving Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Target Fund.

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10          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       Entire Agreement. The Surviving Fund and the Target Fund agree that neither party has made any representation, warranty or covenant not set forth herein and the other documents delivered in connection with this Agreement, dated as of the date hereof, by and among KAFA, Guggenheim, the Surviving Fund and the Target Fund, and that this Agreement and the other documents delivered in connection with this Agreement constitute the entire agreement between the parties.

10.2        Survival of Warranties. The covenants to be performed after the Closing by the Surviving Fund shall survive the Closing. All other representations, warranties and covenants to be performed prior to or at the Closing contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11           TERMINATION AND WAIVERS

11.1        Termination by Mutual Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date by mutual agreement of the Target Fund and the Surviving Fund.

11.2        Termination by Surviving Fund or Target Fund. This Agreement may be terminated by either the Target Fund or the Surviving Fund at its option at or prior to the Closing Date because:

(a)       of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; provided that such other party shall have been given a period of 30 days from the date of notice of such breach to cure such breach and shall have failed to do so;

(b)       by either the Surviving Fund or Target Fund if the Effective Time does not occur on or prior to April 13, 2022; or

(c)       any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3        Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Target Fund Board or the Surviving Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders or the stockholders, as applicable, of their respective fund, on behalf of which such action is taken. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

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12           TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Surviving Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Surviving Fund’s transfer agent with respect to such shares. The Target Fund will provide the Surviving Fund on the Closing Date with the name of any Target Fund shareholder who is to the knowledge of the Target Fund an affiliate of it on such date.

13           MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14           AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Surviving Fund; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of Surviving Fund Common Stock to be issued to the holders of Target Fund Common Stock under this Agreement to the detriment of such shareholders without their further approval.

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15           NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email), personal service or prepaid or certified mail addressed to the Surviving Fund or the Target Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

16           ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW AND JURISDICTION; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1        Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

16.2        Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.3        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.4        Governing Law and Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware. Each of the parties hereto: (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the Delaware Court of Chancery (or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware (or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the Superior Court of the State of Delaware)) with respect to all proceedings arising out of or relating to this Agreement and the transactions contemplated hereby; (b) irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Agreement or the transactions contemplated hereby in such courts and irrevocably and unconditionally waives the defense of an inconvenient forum with respect to such a proceeding in such courts and (c) agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

16.5        Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND

By:
Name: Brian E. Binder
Title: President and Chief Executive Officer

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

By:
Name: James C. Baker
Title: Chairman of the Board of Directors, President and Chief Executive Officer

Schedule 2.2(c)

•	Custody Agreement with The Bank of New York dated December 22, 2004

•	Transfer Agency and Service Agreement with Computershare Inc. and Computer Trust Company, N.A. dated December 1, 2015, as amended

•	Fund Accounting Agreement with MUFG Investor Services (US), LLC (formerly Rydex Fund Services, LLC) (“MUFG”) dated December 1, 2013, as amended

•	Fund Administration Agreement with MUFG dated May 14, 2013, as amended

•	Amended and Restated Committed Facility Agreement with BNP Paribas Securities Corp. dated March 6, 2019

•	Amended and Restated US PB Agreement with BNP Paribas Securities Corp. dated March 6, 2019

Schedule 2.2(i)

A putative shareholder of the Target Fund has threatened a derivative shareholder lawsuit against the Target Fund’s Board of Trustees, its investment adviser, its subadviser, certain officers of the adviser, and certain employees of the subadviser relating to various allegations, including but not limited to the Target Fund’s (i) investment losses, (ii) use of leverage, (iii) liquidity, (iv) investment transactions, and (iii) tax accrual for the year 2020. As of the date hereof, no litigation has been filed.

Schedule 3

Description of Expense Item	Amount
Final fiscal year federal and state tax returns (Nov. 30, 2021)	$150,000
Final stub period federal and state tax returns (Dec. 1 through closing)	$230,000
Deregistration under Investment Company Act of 1940 and NYSE delisting	$ 8,000
Total	$388,000

Format of List of Portfolio Holdings

Issuer	CUSIP or Ticker Symbol	If Debt Security, Interest Rate and Maturity (or N/A)	Number of Shares or Principal Amount	Aggregate Tax Cost	Market Value Per Share	Aggregate Market Value

Schedule A-1

•	Amended and Restated Committed Facility Agreement with BNP Paribas Securities Corp. dated March 6, 2019.

•	Amended and Restated US PB Agreement with BNP Paribas Securities Corp. dated March 6, 2019.

•	Master Repurchase Agreement dated as January 5, 2017 with BNP Paribas Prime Brokerage International, Ltd.

Schedule A-2

•	None.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF
KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
AND
FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
Dated October 22, 2021

This Statement of Additional Information should be read in conjunction with the joint proxy statement/prospectus dated October 22, 2021, relating to the proposed combination of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”) and Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), pursuant to which FMO will be merged with and into KYN, with FMO’s shares of beneficial interest converted into shares of KYN common stock (although cash will be distributed in lieu of fractional shares). FMO will then be terminated and dissolved in accordance with its charter and Delaware law (the “Merger”). References to “we” “us” “our” or the “Company” in this Statement of Additional Information are references to KYN.

The aggregate net asset value (“NAV”) of KYN common shares received by FMO shareholders in the Merger will equal the aggregate NAV of FMO shares held on the business day prior to closing of the Merger (although FMO shareholders will receive cash for their fractional shares). FMO will then cease its separate existence under Delaware law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). KYN will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in the joint proxy statement/prospectus.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the joint proxy statement/prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus. A copy of the joint proxy statement/prospectus and/or a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part, may be obtained, without charge, by writing to KYN at 811 Main Street, 14th Floor, Houston, TX 77002.

SAI-1

TABLE OF CONTENTS

Page

GLOSSARY	SAI-3
INVESTMENT LIMITATIONS	SAI-4
OUR INVESTMENTS	SAI-7
MANAGEMENT	SAI-13
INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-24
CONTROL PERSONS	SAI-25
INVESTMENT ADVISER	SAI-25
NET ASSET VALUE	SAI-28
PORTFOLIO TRANSACTIONS	SAI-30
TAX MATTERS	SAI-32
PROXY VOTING POLICIES	SAI-35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-37
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-37
ADDITIONAL INFORMATION	SAI-37
FINANCIAL STATEMENTS	SAI-37

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GLOSSARY

This glossary contains definitions of certain key terms, as they are used in KYN’s investment objective and policies. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

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INVESTMENT LIMITATIONS

This section supplements the disclosure in the joint proxy statement/prospectus and provides additional information on the investment limitations of KYN. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of KYN’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of KYN’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with KYN’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

KYN’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

There can be no assurance that KYN will achieve its investment objective.

Fundamental Investment Limitations

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

●	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

●	Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

●	Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” in the joint proxy statement/prospectus.

●	Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

●	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

●	Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in the Energy Infrastructure Industry, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

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Non-fundamental Investment Policies

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The following are our non-fundamental investment policies, under normal market conditions:

●	We intend to invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies.

●	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

●	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

●	We may invest up to 15% of our total assets in any single issuer.

●	We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

●	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

●	Under normal market conditions, our policy is to utilize our Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “—Our Investments — Our Portfolio — Temporary Defensive Position”), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1)	U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

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(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. KAFA will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)	Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6)	Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7)	Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

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OUR INVESTMENTS

Description of Energy Infrastructure Companies

Energy Infrastructure Companies consist of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies, each of which is described in further detail below.

Description of Midstream Energy Companies

Midstream Energy Companies are companies that primarily own and operate Midstream Assets, which are the assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities. Midstream Energy Companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of our investment policies, Midstream Energy Companies include companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Renewable Infrastructure Companies

Renewable Infrastructure Companies are companies that own and/or operate Renewable Infrastructure Assets, which are assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen. For purposes of our investment policies, Renewable Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

Utility Companies

Utility companies are companies that own and/or operate Utility Assets, which are assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam. For purposes of our investment policies, Utility Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, (ii) debt securities of Energy Infrastructure Companies, and (iii) equity and debt securities of other public and private issuers. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this Statement of Additional Information and the joint proxy statement/prospectus.

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Equity Securities of Publicly Traded Energy Infrastructure Companies

Equity securities of publicly traded Energy Infrastructure Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Energy Infrastructure Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter markets. We intend to invest in equity securities of publicly traded Energy Infrastructure Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Debt Securities

The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, KAFA’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

KAFA will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition KAFA believes is sufficient to meet future obligations or has improved or is expected to improve in the future. KAFA’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position

During periods in which KAFA determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. KAFA’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected, and we may not pursue or achieve our investment objective.

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

SAI-8

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same issuer or in issuers that operate in the same industry. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 80% of our total assets in Energy Infrastructure Companies, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the joint proxy statement/prospectus.

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. For purposes of our investments in MLPs, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units. The sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains and/or ordinary income, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains and/or ordinary income may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

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Additional Risks and Special Considerations Concerning Derivatives

In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk

Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly KAFA’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance KAFA’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk

Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that KAFA reasonably believes are capable of performing under the contract.

Correlation Risk

Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to KAFA’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that KAFA’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

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Liquidity Risk

Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk

Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk

Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the joint proxy statement/prospectus and this Statement of Additional Information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

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Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of KAFA, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. KAFA will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in KAFA’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

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MANAGEMENT

Directors and Officers

KYN’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for KYN under its investment management agreement. The directors set broad policies for KYN and choose its officers.

In accordance with KYN’s charter, the Board of Directors is divided into three classes of approximately equal size. Directors serve terms of three years and until their successors are duly elected and qualified.

Term	Directors
3-year term until 2022	Anne K. Costin
Albert L. Richey
3-year term until 2023	William R. Cordes
Barry R. Pearl
3-year term until 2024	James C. Baker
William H. Shea, Jr.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Company, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. James C. Baker is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

The following table includes information regarding KYN’s directors and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002. All of KYN’s directors also serve on the Board of Directors of Kayne Anderson NextGen Energy & Infrastructure Fund, Inc. (“KMF”). Each of KYN and KMF is a closed-end investment company registered under the 1940 Act that is advised by KAFA.

SAI-13

Independent Directors

Name (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	Lead Independent Director. Member of Nominating, Corporate Governance and Compensation Committee (Chair).	3-year term (until the 2024 Annual Meeting of Stockholders). Served since 2008.	Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	2

Current:

●     KMF

Prior:

●     Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) (2)

●     BGH (general partner of BPL)

●     BPL (midstream MLP)

●     Gibson Energy ULC (midstream energy)

●     Mainline Energy Partners, LLC (midstream energy)

●     Niska Gas Storage Partners LLC (natural gas storage)

●     PVG (owned general partner of PVR)

●     PVR (midstream MLP)

●     Penn Virginia Corporation (oil and gas exploration and production company)

●     USA Compression Partners, LP (natural gas compression MLP)

William R. Cordes (born 1948)	Director. Member of Audit Committee (Chair) and Valuation Committee.	3-year term (until the 2023 Annual Meeting of Stockholders). Served since August 2018.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: ● KMF Prior: ● Kayne Anderson Energy Development Company (“KED”)(2) ● Boardwalk Pipeline Partners, LP (midstream MLP) ● Northern Border Partners, L.P. (midstream MLP)

SAI-14

Anne K. Costin (born 1950)	Director. Member of Valuation Committee (Chair) and Audit Committee.	3-year term (until the 2022 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: ● KMF Prior: ● KYE(2)
Barry R. Pearl (born 1949)	Director. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.	3-year term (until the 2023 Annual Meeting of Stockholders). Served since 2018.	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”),(the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2

Current:

●     KMF

●     Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

●     KED(2)

●     Peregrine Midstream Partners LLC (natural gas storage)

●     Seaspan Corporation (containership chartering)

●     Targa Resources Partners LP (midstream MLP)

●     TEPPCO Partners, L.P. (midstream MLP)

SAI-15

Name (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Albert L. Richey (born 1949)	Director. Member of Audit Committee and Valuation Committee.	3-year term (until the 2022 Annual Meeting of Stockholders). Served since 2018.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current: ● KMF Prior: ● KED(2) ● Boys & Girls Clubs of Houston ● Boy Scouts of America

Interested Director

Name (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
James C. Baker(3) (born 1972)	Chairman of the Board of Directors, President and CEO. Member of Valuation Committee. Served as President since June 2016 and as Executive Vice President from June 2008 to June 2016.	3-year term as a director (until the 2024 Annual Meeting of Stockholders). Elected annually as an officer/served since June 2005.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN and KMF since June 2019. President of KYN and KMF since June 2016. Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016.	2

Current:

●     KMF

●      Expression Therapeutics (biotechnology company)

Prior:

●     KED(2)

●     K-Sea Transportation Partners LP (shipping MLP)

●     Petris Technology, Inc. (data management for energy companies)

●     ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA. For each director, the Fund Complex includes KYN and KMF.

SAI-16

(2)	In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into KYN, respectively. The table presents principal occupations for each interested director of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(3)	James C. Baker is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

Officers

Name (Year Born)	Position(s) Held(1)	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer During Past Five Years
James C. Baker (born 1972)			See “Interested Director” table on page SAI-16
J.C. Frey (born 1968)	Executive Vice President	Elected annually/served since inception	Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KYN since June 2008 and of KMF since August 2010. Assistant Secretary and Assistant Treasurer of KYN from 2004 to January 2019 and of KMF from August 2010 to January 2019.	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary	Elected annually as an officer/ served since 2005	Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN since December 2005 and of KMF since August 2010. Assistant Secretary of KYN and KMF since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	Current: ● The Source for Women (not-for-profit organization) Prior: ● KED

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KYN since September 2012 and of KMF since June 2012.	Prior: ● VantaCore Partners LP (aggregates MLP)

Jody Meraz (born 1978)	Senior Vice President	Elected annually/served since 2011	Senior Managing Director of Kayne Anderson since February 2019. Managing Director of Kayne Anderson from February 2014 to February 2019. Senior Vice President of Kayne Anderson from 2011 to February 2014. Vice President of KYN and KMF since 2011.	None

Michael O’Neil (born 1983)	Secretary and Chief Compliance Officer	Elected annually/served as Secretary since 2021 and as Chief Compliance Officer since 2013	Secretary of KYN and KMF since 2021. Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN and KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	Worcester Academy (not-for-profit organization)

A. Colby Parker (born 1987)	Vice President and Assistant Treasurer.	Elected annually as an officer/served since January 2019	Vice President of KYN and KMF since June 2020. Assistant Treasurer of KYN and KMF since January 2019. Controller of Kayne Anderson since July 2015. Finance and Treasury Analyst of Kayne Anderson from June 2014 to June 2015.	None

(1)	Each officer holds the same position with each of KYN and KMF.

SAI-17

Committees of the Board of Directors

The Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.

The tables below show the directors serving on the committees for KYN.

	Audit Committee(1)	Valuation Committee	Nominating Committee
Independent Directors
William R. Cordes(2)	X	X	—
Anne K. Costin(3)	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.(4)	—	—	X
Interested Directors
James C. Baker	—	X	—

(1)	Each Director serving on the Audit Committee has been individually designated as an audit committee financial expert.
(2)	Chair of the Audit Committee.
(3)	Chair of the Valuation Committee.
(4)	Lead Independent Director and Chair of the Nominating and Governance Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to the respective Board of Directors. KYN’s Nominating Committee met 3 times during the fiscal year ended November 30, 2020. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to Michael O’Neil, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of the respective Company’s securities in accordance with such procedures. KYN’s Valuation Committee met 4 times during the fiscal year ended November 30, 2020.

SAI-18

The Audit Committee is responsible for overseeing the KYN’s accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). KYN’s Audit Committee met 3 times during the fiscal year ended November 30, 2020.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KYN. For the fiscal year ended November 30, 2020:

●	Each Independent Director who served on the Board of both KYN and KMF received an annual retainer of $125,000 for his or her service on both boards. The Independent Directors, voting separately, have authority to set their compensation. KYN and KMF each paid a prorata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2020, 74% and 26% of the quarterly retainer was allocated to KYN and KMF, respectively.

●	For each of KYN and KMF, the lead Independent Director received additional compensation of $7,500 annually.

●	For each of KYN and KMF, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

●	For each of KYN and KMF, each Independent Director received $2,500 per regular Board meeting attended in person, $2,000 per regular Board meeting attended via telephone and $1,500 per special Board meeting attended via telephone.

●	For each of KYN and KMF, each Audit Committee member received $1,500 per Audit Committee meeting that was more than fifteen minutes in length, and each member of any other Board committee received $500 per other committee meeting that was more than fifteen minutes in length.

●	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

Following completion of the Merger, we expect that the annual retainer, the Lead Independent Director fee, Audit Committee chairperson fee and meeting fees will be the same as those described above. As of May 31, 2021, the retainer would have been allocated 76% to KYN and 24% to KMF if the Merger had been completed.

The following table sets forth the compensation paid to the Independent Directors by KYN during the fiscal year ended November 30, 2020. Neither KYN nor KMF has a retirement or pension plan or any compensation plan under which KYN’s equity securities were authorized for issuance.

KYN Director Compensation Table

Name	KYN	Total Compensation from the Fund Complex
Independent Directors
William R. Cordes	$120,543	$178,000
Anne K. Costin	115,043	167,000
Barry R. Pearl	114,043	165,000
Albert L. Richey	115,043	167,000
William H. Shea, Jr.	112,793	162,500
William L. Thacker(1)	111,543	160,500

(1)	Retired at the 2021 Annual Meeting of Stockholders.

Security Ownership of Management

The following table sets forth the dollar range of KYN’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KYN as of September 30, 2021 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act). For each director, the Fund Complex includes KYN and KMF.

SAI-19

KYN Common Stock Ownership

Director	Dollar Range of Equity Securities(1)	Aggregate Dollar Range of Equity Securities(1) in Funds Overseen by Director in Fund Complex
Independent Directors
William R. Cordes	$50,001-$100,000	$50,001-$100,000
Anne K. Costin	$10,001-$50,000	$10,001-$50,000
Barry R. Pearl	$50,001-$100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000
William H. Shea, Jr.	Over $100,000	Over $100,000
Interested Directors
James C. Baker	Over $100,000	Over $100,000

(1)	The dollar ranges of equity securities are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

As of September 30, 2021, the Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of September 30, 2021, the Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KYN’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of June 30, 2021, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Partners Fund III (QP), L.P.	Partnership Units	$39,179	*
		Kayne Anderson Capital Income Partners (QP), L.P.	Partnership Units	$82,242	*
		Kayne Anderson Non-Traditional Investments, L.P.	Partnership Units	$64,792	1.1%
Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V LP	Partnership Units	$618,939	*

*	Less than 1% of class.

(1)	KACALP may be deemed to “control” each fund by virtue of its role as the fund’s general partner.

As of September 30, 2021, certain officers, and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $18.7 million of KYN’s common stock.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of KYN believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” Each of the directors has experience serving on the Board of the Company and KMF (and/or KED and KYE) for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. Therefore, they have substantial boardroom experience and, in their service to the Company and KMF (and/or KED and KYE), have gained substantial insight as to the operation of KYN and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

SAI-20

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of KYN annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

James C. Baker. Mr. Baker is Chairman, President and Chief Executive Officer of KYN and KMF. He has been Co-Managing Partner of KAFA since June 2019 and Senior Managing Director of Kayne Anderson since February 2008. Mr. Baker was Senior Managing Director of KAFA from February 2008 to June 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Mr. Baker currently serves on the board of directors of Expression Therapeutics. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc. Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s experience at KYN, KMF and Kayne Anderson make him a valued member of the Board.

William R. Cordes. Mr. Cordes serves as an independent director and audit committee chair of KYN and KMF. He has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. and President of each of Northern Border Pipeline Company, Northern Natural Gas Company, and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970 and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes previously served on the boards of directors of KED, Boardwalk Pipeline Partners, LP, Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Anne K. Costin. Ms. Costin serves as an independent director of KYN and KMF. She was previously a professor at the Amsterdam Institute of Finance from 2007 through 2013 and an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 through 2007. Ms. Costin retired in 2005, after a 28-year career at Citigroup, and during the last seven years of her banking career, she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and nonrecourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

SAI-21

Barry R. Pearl. Mr. Pearl serves as an independent director of KYN and KMF. He most recently served as a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018. Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. In 2001, Mr. Pearl was elected President and Chief Operating Officer of Texas Eastern Products Pipeline Company, LLC (“TEPPCO,” the general partner of TEPPCO Partners, L.P.). During his time at TEPPCO he also held the positions of Chief Executive Officer and director from 2002 through 2005. Prior to joining TEPPCO, Mr. Pearl’s experience included such positions as Vice President – Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation, and Senior Vice President, Business Development, Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. In addition to his directorships at KYN and KMF, Mr. Pearl also serves on the board of directors of Magellan Midstream Partners, L.P., as Lead Director and a member of the Audit Committee. Prior directorships include Targa Resources Partners LP, Peregrine Midstream Partners LLC, Seaspan Corporation and as past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master of Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman and member of the audit committees of several public companies.

Albert L. Richey. Mr. Richey serves as an independent director of KYN and KMF. He retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. Mr. Richey joined Anadarko in 1987 as Treasurer and held the positions of Vice President and Treasurer (1995-2005), Vice President of Corporate Development (2006-2008), and Vice President of Special Projects (2009-2012). Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey previously served as a member of the boards of directors of the Boys & Girls Clubs of Houston and Boy Scouts of America. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William H. Shea, Jr. Mr. Shea serves as the lead independent director of KYN and KMF. He previously served as the Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to June 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to June 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company, and Laidlaw Environmental Services. Mr. Shea formerly served on the board of directors of Mainline Energy Partners, LLC, USA Compression Partners, LP, PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which the Company invests.

Board Leadership Structure

KYN’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

SAI-22

The Board of the Company currently consists of six directors, five of whom are Independent Directors with one lead Independent Director. As part of each regular Board meeting, the Independent Directors meet separately from KAFA and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Baker serves as Chairman of the Board of each Company. Mr. Baker is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. Baker’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company.

Presently, Mr. Shea has been designated as lead Independent Director. While Mr. Shea is the lead Independent Director, all of the Independent Directors play an active role in serving on the Board. The Independent Directors constitute a majority of the Board and are closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has a stake in the Board’s actions and oversight role and accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by KAFA, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and KAFA to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

SAI-23

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

SAI-24

CONTROL PERSONS

As of September 30, 2021, there were no persons who owned more than 25% of KYN’s outstanding voting securities, and we believe no person should be deemed to control KYN, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of September 30, 2021, KYN was not aware of any persons who owned of record or beneficially 5% or more of KYN’s outstanding common stock.

As of September 30, 2021, the following persons owned of record or beneficially 5% or more of KYN’s MRP Shares:

Name of Owner of Preferred Stock	Number of Shares(1)	Percent of Class
MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	704,000	17.3%
Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	687,090	16.9%
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	680,000	16.7%
Principal Global Investors, LLC 711 High Street Des Moines, IA 50392	587,778	14.5%
The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	520,000	12.8%
Knights of Columbus One Columbus Plaza New Haven, CT 06510	222,951	5.5%

(1)	Based on 4,066,795 MRP Shares outstanding as of September 30, 2021.

INVESTMENT ADVISER

KAFA is registered with the SEC under the Investment Advisers Act of 1940, as amended. KAFA provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver. KAFA has also agreed to a contractual fee waiver agreement with KYN. The fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current management fee waivers:

KYN Asset Tiers for Fee Waiver	Management Fee Waiver	Applicable Management Fee(1)
$0 to $4.0 billion	0.000%	1.375%
$4.0 billion to $6.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

SAI-25

For the fiscal year ended November 30, 2020 and the six months ended May 31, 2021, KYN paid management fees at an annual rate of 1.363% and 1.359%, respectively, of quarterly average total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on May 1, 2021, so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 25% of its total assets as of May 31, 2021. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement is available in KYN’s May 31, 2021 Semi-Annual Report to Stockholders.

SAI-26

Code of Ethics

KYN and KAFA have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of KAFA will be governed by the applicable code of ethics.

KAFA and its affiliates manage other investment companies and accounts. KAFA may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by KAFA on our behalf. Similarly, with respect to our portfolio, KAFA is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that KAFA and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. KAFA is not obligated to refrain from investing in securities held by us or other funds it manages.

KYN and KAFA have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

SAI-27

NET ASSET VALUE

Calculation of Net Asset Value

KYN determines its net asset value on a daily basis and reports its net asset value on KYN’s website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of KYN’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of KYN’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. As a corporation, KYN is obligated to pay federal and state income tax on its taxable income. Accordingly, KYN accrues income tax liabilities and assets to account for taxes. As with any other asset or liability, KYN’s tax assets and liabilities increase or decrease its net asset value.

KYN invests a portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, KYN includes its allocable share of the MLP’s taxable income or loss in computing its taxable income or loss. KYN may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time, as new information becomes available, KYN will modify its estimates and/or assumptions regarding income taxes. To the extent KYN modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair value and tax cost basis of KYN’s investments, (ii) the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent KYN has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the Income Tax Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In KYN’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from KYN’s holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on KYN’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

SAI-28

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KYN may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by KYN’s Board of Directors, the following valuation process is used for such securities:

●	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

●	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

●	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

●	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

●	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2021, the Company held 11.7% of its net assets applicable to common stockholders (8.2% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). More information on the specific valuation techniques and classifications within the fair value hierarchy is available in Note 3 – Fair Value of KYN’s May 31, 2021 Semi-Annual Report to Stockholders.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Company may ultimately realize.

SAI-29

PORTFOLIO TRANSACTIONS

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2020. KYN and KMF are the registered investment companies managed by our portfolio managers, James C. Baker and J.C. Frey.

Messrs. Baker and Frey are compensated by KAFA through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than KYN). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker	1	$447	—	$—	—	$—
J.C. Frey	3	$663	11	$1,493	11	$387

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Poole d Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker	—	NA	—	$—	—	$—
J.C. Frey	—	NA	8	$1,081	3	$203

Messrs. Baker and Frey are compensated by KAFA through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2020, Mr. Baker and Mr. Frey each owned over $1,000,000 of our equity, and through their limited partnership interests in KACALP, which owns shares of our common stock, Messrs. Baker and Frey could be deemed to also indirectly own a portion of our securities.

SAI-30

Portfolio Transactions and Brokerage

Subject to the oversight of the Board of Directors, KAFA is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of KAFA to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to KAFA and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, KAFA considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by KAFA and/or its affiliates. If approved by the Board, KAFA may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, KAFA may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if KAFA determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to KAFA or to us. KAFA believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to KAFA under the Investment Management Agreement are not reduced as a result of receipt by KAFA of research services.

KAFA may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by KAFA in servicing some or all of its accounts; not all of such services may be used by KAFA in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, KAFA believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. KAFA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by KAFA are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2018, 2019 and 2020, KYN paid aggregate brokerage commissions of $737,638, $1,283,477 and $1,431,950, respectively.

SAI-31

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in the joint proxy statement/prospectus (see “Certain Federal Income Tax Matters”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 21%.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

SAI-32

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in MLPs from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Upon the sale of an equity security in an MLP, we generally will be liable for any previously deferred taxes. In addition, the sale of an equity security in an MLP involves certain tax depreciation recapture relating to the MLP’s underlying assets. Such depreciation recapture is treated as ordinary income for tax purposes, and such ordinary income may result even if the sale of the MLP equity security is at a loss or exceeds the gain if sold at a gain. MLPs generally provide the relevant tax information for these calculations on a delayed basis, usually during the calendar year following the sale, so final determination of any resulting recapture income may be similarly delayed. If the recapture exceeds operating losses, we could recognize taxable income and have an income tax liability. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share. Our initial tax basis in an MLP is generally the amount paid for the interest but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. As a corporation, we are not eligible for the favorable federal income tax rates applicable to long-term capital gains for individuals. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 21%. This rate may be changed by future legislation.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs (and other companies) in which we invest. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive an IRS Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs (and other companies) in which we invest.

SAI-33

The Foreign Account Tax Compliance Act (“FATCA”)

Subject to the application of certain intergovernmental agreements, a 30% withholding tax on our payments of interest, distributions with respect to our stocks generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury Regulations on which taxpayers may currently rely, FATCA withholding does not apply to proceeds from the sale of or other disposition of our shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. Application of this withholding tax does not depend on whether a payment would otherwise be exempt from U.S. federal withholding tax under other exemptions described with respect to Non-U.S. Holders. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to KAFA, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. KAFA’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of KAFA will consult with each other and our other investment professionals, taking into account the interests of our investors as well as any potential conflicts of interest. When KAFA’s investment professionals identify a potential conflict of interest regarding a vote, the vote and the potential conflict will be presented to KAFA’s Proxy Voting Committee for a final decision. If KAFA determines that such conflict prevents KAFA from determining how to vote on the proxy proposal in the best interest of the Company, KAFA shall either (1) vote in accordance with a predetermined specific policy to the extent that KAFA’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of KAFA will keep a written record of how all such proxies are voted. KAFA will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how KAFA voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by KAFA that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. KAFA may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.

KAFA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. We take great care to evaluate proxy voting matters on a case-by-case basis. There may be instances where we deviate from the guidelines in order to protect the long-term interests of our investors. The following are a few examples of these guidelines:

Boards and Directors

Board Independence

●	KAFA generally votes for proposals for a majority independent board for public companies, and votes for proposals for key committees (including audit, compensation and nominating/governance committees) to be comprised of exclusively independent directors.

Independent Chair

●	KAFA generally votes for proposals for an independent chairman. In the event of a combined Chairman/CEO role, we expect widely held companies to have a lead independent director. Lead independent directors should be empowered to work with the Chairman to set board agendas and convene meetings of the independent directors.

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Shareholder Rights

Right to Call a Special Meeting

●	KAFA generally supports proposals that permit shareholders the right to call a special meeting, with reasonable thresholds established regarding the percentage of outstanding stock that shareholders must hold in order to convene a special meeting.

Proxy Access

●	KAFA generally supports proposals that permit shareholders who hold no less than three percent of a company’s voting shares for a minimum of three years to advance non-management board candidates that comprise no more than 20% of the total board.

Compensation

Executive Compensation Principles

●	KAFA generally votes for proposals regarding compensation plans that align the economic interests of management with those of shareholders, that are reasonable and that are tied to long-term financial performance that includes both financial and operational outcomes.

Say on Pay

●	KAFA generally votes for proposals that provide shareholders with the opportunity to provide feedback on compensation through “say on pay” votes.

Environmental and Social Issues

Sustainability Reporting

●	KAFA generally supports shareholder proposals that request boards and management to improve their disclose of material environmental, social and governance risks. Such proposals should not be overly costly or burdensome.

Political Contributions

●	KAFA generally supports proposals that request boards and management to disclose political contributions, as we believe shareholders have the right to know if corporate funds are being utilized for lobbying activities to influence public policy.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2020Audited Financial Statements incorporated by reference into this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, (ii) the Standard and Poor’s Index of 500 Stocks, the Alerian Midstream Energy Index, the Alerian MLP Index, the NASDAQ Composite Index and other relevant indices and industry publications or (iii) composite returns based on assumed weightings of various energy infrastructure indices and exchange traded funds that track such indices. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The joint proxy statement/prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the joint proxy statement/prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

KYN’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2020 (the “KYN 2020 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2020, were filed by it with the SEC on January 28, 2021 (the “KYN 2020 Annual Report”). The KYN 2020 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information.

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You can obtain, without charge, copies of the KYN 2020 Audited Financial Statements, the KYN 2020 Annual Report and this Statement of Additional Information. Copies of this Statement of Additional Information and annual reports, including the KYN 2020 Annual Report, semi-annual and quarterly reports to stockholders (when available), and additional information about KYN may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at www.kaynefunds.com. The information contained in or accessed through, KYN’s website is not a part of this joint proxy statement/prospectus or Statement of Additional Information.

FMO’s financial statements and financial highlights, the accompanying notes thereto, and the report of Ernst & Young LLP thereon for the fiscal year ended November 30, 2020 (the “FMO 2020 Audited Financial Statements” and, together with the KYN 2020 Audited Financial Statements, the “2020 Audited Financial Statements”), contained in its Annual Report to Shareholders on Form N-CSR for the fiscal year ended November 30, 2020, were filed by it with the SEC on February 23, 2021 (the “FMO 2020 Annual Report” and, together with the KYN 2020 Annual Report, the “2020 Annual Reports”). The FMO 2020 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information.

FMO will furnish to any shareholder, without charge, a copy of FMO’s most recent annual report and/or semi-annual report to shareholders or the Statement of Additional Information upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, (800) 345-7999. This joint proxy statement/prospectus, the FMO 2020 Annual Report and the Statement of Additional Information can be accessed at www.guggenheiminvestments.com or on the website of the SEC at www.sec.gov.

You may also obtain a copy of such reports, proxy statements, the joint proxy statement/prospectus and this Statement of Additional Information (and other information regarding the Companies) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Companies’ annual and semi-annual reports (when available) and other information regarding the Companies, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

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Kayne Anderson Energy Infrastructure Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

            , 2021

SAI-A-1

PART C — OTHER INFORMATION

Item 15.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16:	Exhibits
1.1	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.
1.2	Registrant’s Articles Supplementary for Series P Mandatory Redeemable Preferred Shares, Series R Mandatory Redeemable Preferred Shares and Series S Mandatory Redeemable Preferred Shares — filed herewith.
2	Registrant’s Second Amended and Restated Bylaws of Registrant is incorporated herein by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K (File No. 811-21593) as filed with the Securities and Exchange Commission on December 9, 2020.
3	None.
4	Form of Agreement and Plan of Merger — filed herewith as Appendix A to Part A of this Registration Statement.
5.1	Form of Common Share Certificate is incorporated herein by reference to Exhibit (d)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on February 7, 2007.
5.2	Form of Stock Certificate for the Registrant’s Series P Mandatory Redeemable Preferred Shares — filed herewith.
5.3	Form of Stock Certificate for the Registrant’s Series R Mandatory Redeemable Preferred Shares — filed herewith.
5.4	Form of Stock Certificate for the Registrant’s Series S Mandatory Redeemable Preferred Shares — filed herewith.
6.1	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.
6.2	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.
6.3	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

6.4	Letter Agreement between Registrant and KA Fund Advisors, LLC dated December 11, 2014 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated herein by reference to Exhibit (g)(4) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-201950 and 811-21593) as filed with the Securities and Exchange Commission on February 6, 2015.
6.5	Second Amended and Restated Letter Agreement between Registrant and KA Fund Advisors, LLC relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated herein by reference to Exhibit 6.5 of Registrant’s Registration Statement on Form N-14 (File No. 333-223785) as filed with the Securities and Exchange Commission on May 25, 2018.
6.6	Third Amended and Restated Letter Agreement dated August 6, 2021 between Registrant and KA Fund Advisors, LLC relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 — filed herewith
7.1	Form of Underwriting Agreement for Newly-Issued Common Stock is incorporated herein by reference to Exhibit (h)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.2	Form of Underwriting Agreement for Newly-Issued Preferred Stock is incorporated herein by reference to Exhibit (h)(2) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.3	Form of Controlled Equity OfferingSM Sales Agreement for Newly-Issued Common Stock is incorporated herein by reference to Exhibit (h)(3) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.4	Form of Underwriting Agreement for Newly-Issued Debt Securities is incorporated herein by reference to Exhibit (h)(4) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
8	None
9.1	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.
9.2	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.
10	None
11	Opinion of Venable LLP—to be filed by amendment.
12	Tax Opinions of Paul Hastings LLP—to be filed by amendment.
13.1	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.

13.2	Note Purchase Agreement for Series U Notes, Series V Notes and Series W Notes dated May 26, 2011 is incorporated herein by reference to Exhibit (k)(14) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on December 9, 2011.
13.3	Note Purchase Agreement for Series X Notes, Series Y Notes, Series Z Notes, Series AA Notes, Series BB Notes and Series CC Notes dated May 3, 2012 is incorporated herein by reference to Exhibit (k)(17) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.
13.4	Amendment to Note Purchase Agreement for Series BB Notes and Series CC Notes dated November 5, 2020 — filed herewith.
13.5	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.
13.6	Amendment to Note Purchase Agreement for Series DD Notes to Series GG Notes dated November 5, 2020 — filed herewith.
13.7	Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(26) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on July 23, 2014.
13.8	Amendment to Note Purchase Agreement for Series JJ Notes to Series KK Notes dated November 5, 2020 — filed herewith.
13.9	Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014, is incorporated herein by reference to Exhibit (k)(26) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-201950 and 811-21593) as filed with the Securities and Exchange Commission on February 6, 2015.
13.10	Amendment to Note Purchase Agreement for Series MM Notes to Series OO Notes dated November 5, 2020 — filed herewith.
13.11	Note Purchase Agreement for Series PP Notes to Series QQ Notes dated May 11, 2021 — filed herewith.
13.12	Fourth Amended and Restated Credit Agreement dated as of February 8, 2021 by and among the Registrant, JPMorgan Chase Bank, N.A. and the several banks from time to time parties thereto — filed herewith.
13.13	Term Loan Credit Agreement dated as of August 6, 2021 between the Registrant and Sumitomo Mitsui Banking Corporation — filed herewith.
13.14	Securities Exchange Agreement for Series O to Series S Mandatory Redeemable Preferred Shares dated November 5, 2020 — filed herewith.
13.15	Closed-End Fund Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated November 15, 2013 is incorporated herein by reference to Exhibit (k)(1) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

14.1	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors — filed herewith.
14.2	Consent of Ernst & Young LLP, Fiduciary/Claymore Energy Infrastructure Fund’s Independent Auditors — filed herewith.
15	Not applicable.
16	Powers of Attorney—filed herewith.
17	Forms of proxy—to be filed by amendment.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Houston and State of Texas, on the 22nd day of October 2021.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

By:	/s/ James C. Baker
James C. Baker
Title: Chairman, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ James C. Baker	Chairman, President and	October 22, 2021
James C. Baker	Chief Executive Officer (Principal Executive Officer)

/s/ Terry A. Hart	Chief Financial Officer, Treasurer and Assistant	October 22, 2021
Terry A. Hart	Secretary (Principal Financial and Accounting Officer)

/s/ Anne K. Costin	Director	October 22, 2021
Anne K. Costin

/s/ William R. Cordes	Director	October 22, 2021
William R. Cordes

/s/ Barry R. Pearl	Director	October 22, 2021
Barry R. Pearl

/s/ Albert L. Richey	Director	October 22, 2021
Albert L. Richey

/s/ William H. Shea, Jr.	Director	October 22, 2021
William H. Shea, Jr.

*By:	/s/ R. William Burns
	R. William Burns	Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)	October 22, 2021

EXHIBIT INDEX

1.2	Registrant’s Articles Supplementary for Series P Mandatory Redeemable Preferred Shares, Series R Mandatory Redeemable Preferred Shares and Series S Mandatory Redeemable Preferred Shares — filed herewith.
4	Form of Agreement and Plan of Merger — filed herewith as Appendix A to Part A of this Registration Statement.
5.2	Form of Stock Certificate for the Registrant’s Series P Mandatory Redeemable Preferred Shares — filed herewith.
5.3	Form of Stock Certificate for the Registrant’s Series R Mandatory Redeemable Preferred Shares — filed herewith.
5.4	Form of Stock Certificate for the Registrant’s Series S Mandatory Redeemable Preferred Shares — filed herewith.
6.6	Third Amended and Restated Letter Agreement dated August 6, 2021 between Registrant and KA Fund Advisors, LLC relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 — filed herewith
13.4	Amendment to Note Purchase Agreement for Series BB Notes and Series CC Notes dated November 5, 2020 — filed herewith.
13.6	Amendment to Note Purchase Agreement for Series DD Notes to Series GG Notes dated November 5, 2020 — filed herewith.
13.8	Amendment to Note Purchase Agreement for Series JJ Notes to Series KK Notes dated November 5, 2020 — filed herewith.
13.10	Amendment to Note Purchase Agreement for Series MM Notes to Series OO Notes dated November 5, 2020 — filed herewith.
13.11	Note Purchase Agreement for Series PP Notes to Series QQ Notes dated May 11, 2021 — filed herewith.
13.12	Fourth Amended and Restated Credit Agreement dated as of February 8, 2021 by and among the Registrant, JPMorgan Chase Bank, N.A. and the several banks from time to time parties thereto — filed herewith.
13.13	Term Loan Credit Agreement dated as of August 6, 2021 between the Registrant and Sumitomo Mitsui Banking Corporation — filed herewith.
13.14	Securities Exchange Agreement for Series O to Series S Mandatory Redeemable Preferred Shares dated November 5, 2020 — filed herewith.
14.1	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors — filed herewith.
14.2	Consent of Ernst & Young LLP, Fiduciary/Claymore Energy Infrastructure Fund’s Independent Auditors — filed herewith.
16	Powers of Attorney—filed herewith.